UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

Nutex Health Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2023
Dear Stockholder:
You are cordially invited to our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held June 29, 2023, beginning at 10:00 a.m. Central Daylight Time, in person at 6030 S. Rice Ave, Suite C, Houston, Texas 77081 and online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/NUTX2023 to consider and act upon the following matters:
(1)
To re-elect all members of our Board of Directors to serve as directors, each to hold office for a one-year term to expire at the 2024 annual meeting of stockholders or in the case of their resignation or removal, until their successors are duly elected and qualified: Thomas T. Vo, M.D., MBA, Warren Hosseinion, M.D., Danniel Stites, M.D., John Waters, CPA, Cheryl Grenas, R.N., M.S.N, Michael L. Reed, MPH, and Mitchell Creem, MHA;

(2)
To approve the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan;

(3)
To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000;

(4)
To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of officers of Nutex Health Inc. as permitted by recent amendments to Delaware law;

(5)
To vote in an advisory capacity concerning the Company’s executive compensation;

(6)
To recommend, by non-binding vote, the frequency of executive compensation votes;

(7)
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-15 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting;

(8)
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(9)
To approve the 2023 Employee Stock Purchase Plan; and

(10)
To consider and vote upon such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

Our Annual Meeting will be both in person and a “virtual meeting” of stockholders, which will be conducted in person at 6030 S. Rice Ave, Suite C, Houston, Texas 77081 and online via the Internet as a virtual web conference. This means that you can also attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting www.virtualshareholdermeeting.com/NUTX2023. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. We will continue to evaluate the format of our stockholder meetings on an annual basis.
Instead of mailing a printed copy of our proxy materials to all of our stockholders, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 19, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
If you are a stockholder of record, you may vote in one of the following ways:
(1)
Vote over the Internet prior to the virtual Annual Meeting, by visiting www.proxyvote.com (have your Notice or proxy card in hand to access the website);

(2)
Vote by Telephone, by calling the toll-free number 1-800-690-6903 (have your Notice or proxy card in hand when you call);

(3)
Vote by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

(4)
Vote in person or online at the virtual Annual Meeting, by using the Notice or proxy card to access the Annual Meeting website, www.virtualshareholdermeeting.com/NUTX2023.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow to vote your shares.
Only stockholders of record at the close of business on April 28, 2023, the record date for the Annual Meeting, are entitled to notice of, and will be entitled to vote at, the Annual Meeting, or any adjournments or postponements thereof.
Whether or not you plan to attend the Annual Meeting in person or online, we urge you to take the time to vote your shares. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Thomas T. Vo, M.D., MBA
Chairman of the Board and Chief Executive Officer
Houston, Texas
May 19, 2023

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT, THE ANNUAL MEETING AND VOTING	2
PROPOSAL 1: ELECTION OF DIRECTORS	10
Board Diversity Matrix	10
Information Regarding Directors	11
CORPORATE GOVERNANCE	14
General	14
Director Independence	14
Board Leadership Structure	14
Corporate Responsibility	15
Board of Directors Meetings	15
Committees of the Board of Directors	15
The Board’s Role in Risk Oversight	17
Compensation Committee Interlocks and Insider Participation	18
Code of Business Ethics Policy	18
Director Nomination Process	18
Limits on Director Service on Other Company Boards	20
Communication with the Board	20
Director Compensation	20
Limitation of Liability and Indemnification	21
Report of the Audit Committee of the Board of Directors	21
PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED NUTEX HEALTH INC. 2023 EQUITY INCENTIVE PLAN	24
Why We Are Requesting Stockholder Approval of Our Amended and Restated 2023 Equity Incentive Plan	24
Summary of the Material Terms of the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan	24
Number of Awards Granted to Employees, Directors and Consultants in 2022	24
Reasons Why Stockholders Should Approve the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan	29
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 900,000,000 TO 950,000,000	30
Rationale for Proposed Amendment	30
Potential Effects of the Proposed Amendment	31
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF OFFICERS OF NUTEX HEALTH INC. AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW	32
Reasons for the Proposed Amended and Restated Charter	32
Text of Proposed Amendment	33
Timing and Effect of Charter Amendment	33
PROPOSAL 5: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	34
PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF NAMED EXECUTIVE OFFICERS VOTES	35
Proposed Resolution	35

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PROPOSAL 7: TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK, AT A SPLIT RATIO OF BETWEEN 1-FOR-2 AND 1-FOR-15 AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, PRIOR TO THE ONE-YEAR ANNIVERSARY OF THIS ANNUAL MEETING	36
PROPOSAL 8: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
Independent Registered Public Accountant Fees	42
PROPOSAL 9: APPROVAL OF THE NUTEX HEALTH INC. 2023 EMPLOYEE STOCK PURCHASE PLAN	44
Summary of Material Features of the Plan	44
EXECUTIVE COMPENSATION	48
Pension Benefits	53
Nonqualified Deferred Compensation	53
Health and Welfare Plans	53
Tax Gross-Ups	53
Severance and Change in Control Payments and Benefits	53
Tax and Accounting Considerations	53
Securities Trading Policy	53
Compensation Recovery (“Clawback”) Policy	54
Compensation Committee Report	54
Grants of Plan-Based Awards in 2022	57
Option Exercises and Stock Vested in 2022	58
Potential Payments upon Termination or Change in Control	58
CEO Pay Ratio for 2022	59
Pay Versus Performance	59
Relationships between Compensation Actually Paid to our NEOs and Performance Measures	61
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	64
Equity Compensation Plan Information	64
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	66
Related Person Transactions	66
Indemnification of Directors	66
Policies and Procedures for Related Person Transactions	66
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	68
DELINQUENT SECTION 16(A) REPORTS	69
STOCKHOLDER PROPOSALS	70
STOCKHOLDERS SHARING THE SAME ADDRESS	71
OTHER MATTERS	71
APPENDIX A AMENDED AND RESTATED NUTEX HEALTH INC. 2023 EQUITY INCENTIVE PLAN	A-1
APPENDIX B NUTEX HEALTH INC. 2023 EMPLOYEE STOCK PURCHASE PLAN	B-1
APPENDIX C SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NUTEX HEALTH INC.	C-1

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2023
The Board of Directors (the “Board”) of Nutex Health Inc. (“Nutex,” “the Company,” “we,” “us,” or “our”) is soliciting proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in person at 6030 S. Rice Ave, Suite C, Houston, Texas 77081 and online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/NUTX2023 on June 29, 2023 at 10:00 a.m. Central Daylight Time. We have determined that the Annual Meeting will be held in person at 6030 S. Rice Ave, Suite C, Houston, Texas 77081 and in a virtual meeting format, via the Internet. In addition to voting in person, at our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.virtualshareholdermeeting. com/NUTX2023. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions during the Annual Meeting is included in this proxy statement.
If you elect to attend in person, please bring government-issued photo identification for entrance into the annual meeting. If you are not a stockholder of record but hold your shares as the “beneficial owner” of such shares in “street name” (e.g., in a stock brokerage account or through a bank or other nominee), you must provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting stock ownership on the record date, April 28, 2023, a copy of the voting instruction card provided by your broker, bank or other nominee, or similar evidence of ownership, together with government-issued photo identification.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 29, 2023:
This proxy statement and our annual report are available electronically at www.proxyvote.com.
On or about May 19, 2023, we will begin mailing a Notice of Internet Availability of proxy materials (“Notice”) to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and our Annual Report on Forms 10-K and 10-K/A for the year ended December 31, 2022, which we filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023 and April 6, 2023, respectively (both the 10-K and the 10-K/A together refer to the “2022 Annual Report”) and view instructions on how to vote in person, online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT, THE ANNUAL MEETING AND VOTING
How do I attend the virtual Annual Meeting?
This year’s Annual Meeting will be conducted in person at 6030 S. Rice Ave, Suite C, Houston, Texas 77081 and as a virtual meeting of stockholders. We will host the Annual Meeting in person and online via the Internet as a virtual web conference. You will be able to attend the Annual Meeting in person or online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NUTX2023. Both the in person meeting and the webcast will start at 10:00 a.m. Central Daylight Time on June 29, 2023. You will need the control number included on your proxy card or in the instructions from your broker in order to be able to enter the Annual Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 9:45 a.m. Central Daylight Time on June 29, 2023, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting at 9:45 a.m. on the day of the meeting.
Why is the Annual Meeting also conducted as a virtual, online meeting?
We believe that in addition to a meeting in person, hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted on the virtual meeting platform on the date of the Annual Meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at our in-person meeting, including the right to vote and ask questions through the virtual meeting platform. We will continue to evaluate the format of our stockholder meetings on an annual basis.
Why did you send me these proxy materials?
We are providing these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person or online. However, you do not need to attend the meeting in person or virtually to vote your shares. Instead, you may vote your shares as described in further detail in the answer to the question “How do I vote?” below.
The Notice of Annual Meeting, proxy statement, and voting instructions, together with our 2022 Annual Report filed on Form 10-K, will be made available to each stockholder entitled to vote starting on or about May 19, 2023. These materials are available for viewing, printing and downloading on the Internet at www.proxyvote.com or on our website at www.nutexhealth.com.
Who can vote at the Annual Meeting and what are the voting rights of such stockholders?
Only stockholders of record at the close of business on April 28, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, there were 653,842,404 shares of our common stock, $0.001 par value per share (“common stock”) outstanding and entitled to vote (each share entitles its holder to one vote). Common stock is our only class of stock outstanding.
May I see a list of stockholders entitled to vote as of the Record Date?
A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting. If you wish to view this list, please contact our Corporate Secretary at Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, Texas 77081, Attention: Corporate Secretary, (713) 660-0557.

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote on the following matters:
(1)
To re-elect all members of our Board of Directors to serve as directors, each to hold office for a one-year term to expire at the 2024 annual meeting of stockholders or in the case of their resignation or removal, until their successors are duly elected and qualified: Thomas T. Vo, M.D., MBA, Warren Hosseinion, M.D., Danniel Stites, M.D., John Waters, CPA, Cheryl Grenas, R.N., M.S.N, Michael L. Reed, MPH, and Mitchell Creem, MHA;

(2)
To approve the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan;

(3)
To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000;

(4)
To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of officers of Nutex Health Inc. as permitted by recent amendments to Delaware law;

(5)
To vote in an advisory capacity concerning Nutex Health Inc.’s executive compensation;

(6)
To recommend, by non-binding vote, the frequency of executive compensation votes;

(7)
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-15 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting;

(8)
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(9)
To approve the 2023 Employee Stock Purchase Plan; and

(10)
To consider and vote upon such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

None of the proposals listed above are conditioned upon the approval of any other proposal.
How many votes do I have?
Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date.
How do I vote?
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee (each a “Nominee”), you may vote:

(1)
Over the Internet prior to the Annual Meeting:   Go to the website of our tabulator at www.proxyvote.com. Use the vote control number printed on the Notice (or your proxy card) to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m. Central Daylight Time on June 28, 2023, the day before the Annual Meeting, for your proxy to be validly submitted over the Internet and for your vote to count.

(2)
By Telephone:   Call 1-800-690-6903, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have the Notice (or your proxy card) in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m. Central Daylight

Time on June 28, 2023, the day before the Annual Meeting, for your telephonic proxy to be valid and for your vote to count.

(3)
By Mail:   If you received a printed copy of the proxy materials, complete and sign the enclosed proxy card and mail it in the enclosed envelope, postage prepaid, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, where the proxy card must be received no later than June 28, 2023, the day before the Annual Meeting, for it to be valid and for your vote to count. Your shares will be voted according to your instructions. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

(4)
In person or online while virtually attending the Annual Meeting:   In addition to voting in person, you may vote your shares online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/NUTX2023. You will need your control number included on your notice or proxy card in order to be able to vote during the Annual Meeting.

If your shares are held in “street name,” meaning they are held for your account by a Nominee, you may vote:
(1)
Over the Internet prior to the Annual Meeting or by Telephone:   You will receive instructions from your Nominee if they permit Internet or telephone voting. You should follow those instructions.

(2)
By Mail:   You will receive instructions from your Nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)
In person or online while virtually attending the Annual Meeting:   You will receive instructions from your Nominee explaining how you can vote your shares in person or online during the Annual Meeting. You will need your control number included on the Notice or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

If you hold your shares of our common stock in multiple accounts, you should vote your shares as described above for each account.
Can I revoke or change my vote?
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:

(1)
Vote over the Internet or by telephone prior to the Annual Meeting as instructed above. Only your latest Internet or telephone vote submitted prior to the Annual Meeting is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m. Central Daylight Time on June 28, 2023.

(2)
Sign a new proxy card and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, where the proxy card must be received no later than 11:59, Central Daylight Time on June 28, 2023, the day before the Annual Meeting. Only your latest dated proxy will be counted.

(3)
Attend in person or attend the virtual Annual Meeting and vote online as instructed above. Attending the Annual Meeting in person or virtually alone will not revoke your Internet vote, telephone vote, or proxy submitted by mail, as the case may be.

(4)
Provide our Corporate Secretary written notice before or at the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your Nominee. You may also vote your shares online while virtually attending the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

Are there Dissenter’s Rights?
No. Stockholders have no right under the Delaware General Corporation Law or the Company’s Amended and Restated Certificate of Incorporation or the Company’s Second Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split and/or director election.
Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet or by telephone prior to the Annual Meeting, by returning your proxy by mail, or online at the virtual Annual Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed in the Notice, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.
If your shares are held in “street name,” your brokerage firm may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Stock exchange rules permit a broker to vote shares held in a brokerage account on certain proposals if the broker does not receive voting instructions from you. Stock exchange rules, however, prohibit brokers from voting uninstructed shares in the case of election of directors, executive compensation matters and certain other matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposals on which brokers will have discretionary voting authority are the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000 (Proposal 3) and the ratification of the appointment of our independent registered public accounting firm (Proposal 8).
A “broker non-vote” results on a matter when your broker returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you.
We encourage you to timely provide voting instructions to your Nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your Nominee about how to submit your voting instructions to them.
What constitutes a quorum at the Annual Meeting?
A quorum is needed to hold a valid meeting. A quorum will be present if the holders of at least a majority of the shares of common stock issued and outstanding and entitled to vote on the Record Date are present at the virtual Annual Meeting either “in person” virtually or as represented by proxy. For purposes of establishing a quorum, abstentions and broker non-votes are counted as present or represented. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of the Record Date, or 326,921,203 shares, constitutes a quorum at the Annual Meeting, permitting us to conduct the business of the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 4, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Nutex Health Inc.
Attention: Secretary
6030 S. Rice Ave, Suite C, Houston, Texas 77081
We also encourage you to submit any such proposals via email to investors@nutexhealth.com.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting, who is present (in person or by proxy) at such annual meeting and who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2024 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•
not earlier than the close of business on March 5, 2024; and

•
not later than the close of business on April 4, 2024.

In the event we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
What vote is required to approve each matter and how are votes counted?
Proposal 1 — Election of Directors
The seven nominees for director to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Shares held in street name by Nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any director nominee and will be treated as broker non-votes. “Broker non-votes” will have no effect on the voting on Proposal 1.
You may:
•
vote FOR all nominees;

•
vote WITHHOLD all nominees; or

•
vote FOR ALL EXCEPT the director(s) whose name(s) you write into the proxy card.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the vote results.
Proposal 2 — Approval of the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan
To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Shares held in street name by Nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST Proposal 2 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 2. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 2.

Proposal 3 — Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of our Common Stock from 900,000,000 to 950,000,000
To approve Proposal 3, stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 3. Because Proposal 3 requires the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon, voting to ABSTAIN will have the same effect as a vote AGAINST Proposal 3.
Proposal 4 — Approval of an Amendment to our Restated Certificate of Incorporation to Limit the Liability of Officers of Nutex Health Inc. as Permitted by Recent Amendments to Delaware Law
To approve Proposal 4, stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon must vote FOR the proposal. Shares held in street name by Nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST Proposal 4 and will be treated as broker non-votes. If you vote to ABSTAIN on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 4. Because Proposal 4 requires the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon, broker non-votes and voting to ABSTAIN will have the same effect as a vote against Proposal 4.
Proposal 5 — Advisory Vote on the Compensation of Our Named Executive Officers
To approve Proposal 5, stockholders holding a majority of the votes cast on the matter must vote FOR the approval of the compensation of our Named Executive Officers (“NEOs”), as described in this proxy statement. Shares held in street name by Nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 5 will not be counted as votes FOR or AGAINST Proposal 5 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 5. If you vote to ABSTAIN on Proposal 5, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 5. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 5. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, our Compensation Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.
Proposal 6 — Approval, by Non-Binding Vote of Frequency of Executive Compensation Vote
To approve Proposal 6, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 6. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, our Compensation Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making decisions regarding the frequency of executive compensation.
Proposal 7 — To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-15 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.
To approve Proposal 7, stockholders holding a majority of the votes outstanding and entitled to vote must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 7. If you vote to ABSTAIN on Proposal 7, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 7. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 7. Because Proposal 7 requires the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon, broker non-votes and voting to ABSTAIN will have the same effect as a vote against Proposal 7.
Proposal 8 — Ratification of the Appointment of our Independent Registered Public Accounting Firm
To approve Proposal 8, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 8. If you vote to ABSTAIN on Proposal 8, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 8. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 8. Although stockholder ratification of our Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee and Board will reconsider the appointment of Marcum LLP as our independent registered public accounting firm for future service.
Proposal 9 — To approve the 2023 Employee Stock Purchase Plan
To approve Proposal 9, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Shares held in street name by Nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 9 will not be counted as votes FOR or AGAINST Proposal 9 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 9. If you vote to ABSTAIN on Proposal 9, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 9. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 9.
How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote:
•
FOR the re-election of all members of our Board of Directors to serve as directors, each to hold office for a one-year term to expire at the 2024 annual meeting of stockholders or in the case of their resignation or removal, until their successors are duly elected and qualified;

•
FOR the approval of the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan;

•
FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 900,000,000 to 950,000,000;

•
FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of officers of Nutex, as permitted by recent amendments to Delaware law;

•
FOR the Company’s compensation of Named Executive Officers (“NEOs”), as proposed;

•
FOR the frequency of voting for compensation of Company NEOs, as proposed;

•
FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-15 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting; and

•
FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023.

•
FOR the approval of the 2023 Employee Stock Purchase Plan.

Are there other matters to be voted on at the Annual Meeting?
We do not know of any matters that may come before the Annual Meeting other than Proposals 1, 2, 3, 4, 5, 6, 7, 8, and 9. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

How do I submit a question at the virtual Annual Meeting?
We invite appropriate questions pertinent to the Company and the matters to be voted on at the Annual Meeting. We will not be providing a business update at the Annual Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or not related to the matters to be voted on at the Annual Meeting, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investors@nutexhealth.com.
If you wish to submit a question on the day of the Annual Meeting, beginning at 9:45 a.m. Central Daylight Time, you may do so in person at the Annual Meeting or, if online, log into the virtual meeting platform at www.virtualshareholdermeeting.com/NUTX2023, proceed to the “Ask A Question” area on the lower right side of the screen, select a “Question Topic” from the drop down menu, type your question where it states “Enter Question” and click the “Submit” tab. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/NUTX2023 during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. To promote fairness, efficiently use the Company’s resources and address all stockholder questions, we will limit each stockholder to one question, which should be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
How are we soliciting proxies and tabulating votes?
We will pay all of the costs of soliciting proxies. In addition to these proxy materials, our directors, officers, and other employees may also solicit proxies in person or by mail, telephone, fax or email without additional compensation. We will reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Votes will be tabulated by www.transferonline.com. If you have any questions or need assistance with voting please contact Daniel Harris at Daniel@transferonline.com and Chris Tunison at CTunison@transferonline.com.
How do I obtain an Annual Report on Form 10-K?
If you would like a copy of our 2022 Annual Report, we will send you one without charge. Please write to:
Nutex Health Inc.
6030 S. Rice Ave, Suite C,
Houston, Texas 77081
Attn: Investor Relations
All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Investors” section of our website at www.nutexhealth.com.
How can I find out the results of the voting at the virtual Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL 1: ELECTION OF DIRECTORS
Currently there are seven members on our Board. All of our directors are subject to re-election at the annual meeting of stockholders each to hold office for a one-year term to expire at the 2024 annual meeting of stockholders or in the case of their resignation or removal, until their successors are duly elected and qualified. In accordance with our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, our Board may fill vacancies resulting from resignation or removal from the Board by appointment.
Our Board currently consists of seven members. We have no formal policy regarding board diversity, but our Corporate Governance Principles provide that the background and qualifications of the members of our Board considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board in fulfilling its responsibilities. Our priority in the selection of board members is: (a) identification of members who will further the interests of our stockholders through their established record of professional accomplishment; (b) ability to contribute positively to the collaborative culture among board members; (c) knowledge of our business; (d) understanding of the competitive landscape; and (e) adherence to high ethical standards. Our Board believes that personal diversity, including gender, ethnic and racial diversity, is an added benefit to the Board and its ability to function effectively. Therefore, the Board has committed to strengthening its consideration of diversity factors when evaluating potential director nominees in both the charter of the Nominating and Governance Committee and the Company’s Corporate Governance Principles to include diversity among the factors it considers when evaluating potential candidates to the extent consistent with applicable legal requirements and the Board’s fiduciary duties. Certain individual qualifications and skills of our directors, including director diversity, that contribute to our Board’s effectiveness as a whole are summarized and described below.
Board Diversity Matrix
The following Board Diversity Matrix sets forth gender and demographic information of our current Board members in accordance with Nasdaq Listing Rule 5606, as self-reported by our Board members.
Board Diversity Matrix
Board Size:
Total Number of Directors: 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background*
African American	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did not Disclose Demographic Background

*
Directors who identify as Middle Eastern: 1

Information Regarding Directors
The information set forth below as to the directors and nominees for directors has been furnished to us by the directors and nominees for directors:
Nominees for Election to the Board
Name	Age	Present Position with Nutex Health Inc.
Thomas T. Vo, M.D., MBA	50	Chief Executive Officer and Chairman of the Board
Warren Hosseinion M.D.	51	President and Director
Mitchell Creem, MHA	63	Independent Director
Cheryl Grenas, R.N., M.S.N	61	Independent Director
Michael L. Reed, MPH	64	Independent Director
John Waters, CPA	77	Independent Director
Danniel Stites, M.D.	42	Director
Thomas T. Vo, M.D., MBA, Chief Executive Officer, Director and Chairman of the Board
Dr. Vo was appointed as the Company’s Chief Executive Officer on April 1, 2022 and elected, effective April 1, 2022, as the Chairman of the Board. Since 2010, Dr. Vo has served as the founder and executive officer of affiliates of the Company. Although no longer practicing, Dr. Vo worked as an emergency medicine physician in Houston, Texas, for over twenty years. Between 2008 and 2011, Dr. Vo served as a founder and original partner at the free-standing emergency health company, Neighbors Emergency Center. Since then, Dr. Vo has been involved with the opening of over 40 freestanding emergency departments and micro hospitals. Dr. Vo holds a Bachelor of Science in Life Sciences from Kent State University and received his Doctor of Medicine from North East Ohio Universities College of Medicine. In 2004, Dr. Vo also received his Master of Business Administration from Rice University. The Company believes that Dr. Vo’s unique background in the emergency hospital field and proven management experience make him well qualified to serve as a director.
Warren Hosseinion, M.D., President and Director
Warren Hosseinion, M.D., is the President and a director of the Company, positions he has held since April 2022. From February 26, 2021 to April 1, 2022, Dr. Hosseinion was Chief Executive Officer of Clinigence Holdings, Inc. (n/k/a Nutex Health Inc.). From April 2019 to April 2022, Dr. Hosseinion served as Chief Executive Officer and Chairman of the board of directors of Clinigence Holdings, Inc. In addition, Dr. Hosseinion has served as the Non-Executive Chairman of the board of directors of Cardio Diagnostic Holdings, Inc. (“Cardio”) (NASDAQ: CDIO) since the consummation of its business combination with Mana Capital Acquisition Corp. in October 2022. Cardio was formed to further develop and commercialize a series of products for major types of cardiovascular disease and associated co-morbidities including coronary heart disease, stroke, heart failure and diabetes, by leveraging our proprietary Artificial Intelligence-driven Integrated Genetic-Epigenetic Engine™. Dr. Hosseinion is a Co-Founder of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) (“ApolloMed”) and served as a member of the board of directors of ApolloMed from July 2008 to March 2019, as the Chief Executive Officer of ApolloMed from July 2008 to December 2017, and as the Co-Chief Executive Officer of ApolloMed from December 2017 to March 2019. ApolloMed is a physician-centric, technology-powered, risk-bearing healthcare company with an integrated healthcare delivery platform that enables providers to successfully participate in value-based care arrangements. Dr. Hosseinion received his Bachelor of Science in Biology from the University of San Francisco, his Master of Science in Physiology and Biophysics from the Georgetown University Graduate School of Arts and Sciences, his Doctor of Medicine from the Georgetown University School of Medicine and completed his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center. Dr. Hosseinion’s qualifications to serve on our Board include his position as our current President. In addition, Dr. Hosseinion’s experience as a physician, along with his background at ApolloMed and Cardio, brings our Board and our Company a depth of understanding of physician culture and the healthcare market, as well as a strong knowledge of the public markets.

Mitchell Creem, MHA, Director, Compensation Committee Chairman
Mitchell Creem, MHA has been a director of the Company since April 1, 2022. Mr. Creem has spent over 35 years as a “C-level” executive of healthcare organizations, and he brings strong business evaluation and operational experience to the Company. Mr. Creem is currently a principal at GreenRock Capital, a firm that provides healthcare and commercial real estate owners with a new form of low-cost capital for development, value-add and recapitalization projects. Since July 2017, Mr. Creem has also served as President of The Bridgewater Healthcare Group, which provides hospital and health system management and performance consulting. From October 2015 to July 2017, Mr. Creem served as the Chief Executive and Administrative Officer of Verity Health System, a six-hospital system in California. Prior to this, he served as the Chief Financial Officer and Board Member of ApolloMed from October 2012 to October 2015. Prior to ApolloMed, he served as the Chief Executive Officer of the Keck Hospital of University of Southern California (“USC”) and USC Norris Cancer Center. Prior to his tenure at USC, he served as the Chief Financial Officer and Associate Vice Chancellor of University of California, Los Angeles (“UCLA”) Health Sciences, including UCLA Medical Center, the Geffen School of Medicine at UCLA, and UCLA Faculty Practice. Prior to UCLA, he served as Chief Financial Officer of Beth Israel Deaconess Medical Center, a Harvard University teaching hospital, and Chief Financial Officer of Tufts University Medical Center. Prior to this, he worked for several years in a senior management position at the healthcare practice group of PricewaterhouseCoopers, where he was responsible for numerous consulting engagements, financial statement audits and financial feasibility studies. He has been a guest lecturer at USC, UCLA and Harvard University. Mr. Creem holds a Bachelor of Science in Accounting and Business Administration from Boston University and a Master of Health Administration from Duke University. The Company believes that Mr. Creem’s background and experience in healthcare management roles make him well qualified to serve as a director.
Cheryl Grenas, R.N. M.S.N., Director
Cheryl Grenas, R.N., M.S.N. has been a director of the Company since April 1, 2022. Since March 2018, Ms. Grenas has served as the Chief Nursing Officer at Behavioral Hospital of Bellaire. From July 2017 to March 2018, she was a consultant to start-up and existing freestanding emergency departments in the Houston metropolitan area. From August 2015 to July 2017, she was the Regional Facility Director at Neighbors Emergency Center (Free Standing Emergency Departments). Ms. Grenas served in the United States Navy for 20 years, achieved the rank of Lieutenant Commander, and is a veteran of two deployments in support of Operation Iraqi Freedom (2005) and Operation Enduring Freedom (2011). She was awarded two Navy Commendation Medals and four Navy Achievement Medals during her service. Ms. Grenas, holds a Bachelor of Science in Nursing and a Master of Science in nursing from Prairie View A&M University. The Company believes that Ms. Grenas’ background and experience in healthcare management roles make her well qualified to serve as a director.
Michael L. Reed, MPH. Director, Governance Committee Chairman
Michael L. Reed, MPH has been a director of the Company since April 1, 2022. Mr. Reed has been an independent consultant providing advisory services in the areas of emergency medicine, hospitalist medicine, hospital operations, risk-based payor contracts, value-based care, and physician practice operations and development since January of 2018. From January 2019 to January 2020, Mr. Reed was Senior Vice President of Business Development and Strategic Partnerships of the Oncology Institute, a value-based oncology care company. From April 2018 to December 2018, Mr. Reed served as the Chief Executive Officer of Turtle Peak Customer Service, LLC, a Las Vegas, Nevada-based privately-held customer service company. Since August 2017, Mr. Reed has served as Senior Advisor to NueHealth, LLC, based in Leawood, Kansas, a privately-held developer and investor in lower-cost healthcare centers. From July 2009 to October 2013, Mr. Reed was President and Chief Executive Officer of Team Health Hospital Medicine, a division of TeamHealth, a once publicly-traded company that was acquired by Blackstone in 2017. In addition, from December 2001 to November 2004, he served as the Chief Operating Officer of Pinnacle Health System, a health care solutions company providing outpatient, inpatient, claims, billing, and medical management. Mr. Reed holds a Bachelor of Science in Health Services Management from California State University and received his Master of Public Health from UCLA. The Company believes that Mr. Reed’s long-standing career as a professional healthcare executive within the emergency medicine system and value-based care make him well qualified to serve as a director.
John Waters, CPA, Director, Audit Committee Chairman
John Waters, CPA has been a director of the Company and Chairman of our Audit Committee since April 1, 2022. Prior thereto, Mr. Waters served as a director and the Chairman of the Audit Committee of Clinigence Holdings, Inc. starting October 29, 2019, the date of the closing of the reverse merger of Clinigence Holdings, Inc. with iGambit, Inc. From 2016 until October 29, 2019, Mr. Waters served as an Advisor to the board of directors of iGambit Inc. Mr. Waters was a Senior Partner at Arthur Andersen from 1967 to 2001 with a focus on mergers and acquisitions, particularly reverse mergers, and Securities Act (as defined below) filings with the SEC. For the past five years, he has also worked as a consultant to various public companies. Mr. Waters is a Certified Public Accountant (“CPA”), a member of American Institute of Certified Public Accountants and the New York State Society of CPAs. He has a Bachelor of Business Administration from Iona College. The Company believes that Mr. Waters’ decades long experience as Senior Partner at a major accounting firm makes him well qualified to serve as a director.
Danniel Stites, M.D., Director
Danniel Stites, M.D. was elected as a director of the Company effective April 1, 2023. Dr. Stites is board certified in Emergency Medicine by the American Board of Emergency Medicine and is a Fellow of the American College of Emergency Physicians. Dr. Stites has been a practicing emergency medicine physician in Arizona for over 10 years. He has been the Managing Partner at Phoenix ER & Medical Hospital since March 2019 and the Chief Medical Officer since March 2020. He has also served as the Managing Partner and Chief Medical Officer of East Valley ER & Hospital since February 2022. Both hospital facilities are affiliates of the Company. Dr. Stites is one of only a few state certified EMS physicians and serves as Medical Director for several EMS and Law Enforcement agencies statewide. Dr. Stites has been the EMS and Prehospital Medical Director for a large, urban Level 1 trauma center since 2013. Additionally, Dr. Stites has worked as a Supervising Physician for hyperbaric oxygen therapy since 2020, Laboratory Clinical Consultant and Laboratory Director since 2020. Dr. Stites completed his emergency medicine residency at New York Hospital Queens/Weill Cornell Medical College, followed by a fellowship in Emergency Medical Services and Disaster Medicine from the University of New Mexico. Prior to his residency, he first earned his Doctor of Medicine from Ponce School of Medicine. Prior to this, he received a Bachelor of Science in Physiological Sciences from the University of Arizona. Dr. Stites’ passion for excellence in clinical care, along with his diverse clinical background and wealth of experience, make him well qualified to serve as a director.
WE RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MR. VO, MR. HOSSEINION, MR. STITES, MR. WATERS, MS. GRENAS, MR. REED, AND MR. CREEM AS A DIRECTOR.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted, including our Code of Business Ethics policy, which applies to all of our officers, directors and employees, Corporate Governance Principles, and charters for our Board of Directors’ Audit Committee, Compensation Committee, and Nominating and Governance Committee. We have posted copies of our Code of Business Ethics policy as well as each of our committee charters, under the heading “Corporate Governance” in the “Investors” section of our website, www.nutexhealth.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We intend to disclose on our website any amendments to, or waivers from, our Code of Business Ethics policy that are required to be disclosed by law or the Listing Rules of the Nasdaq Stock Market (“Nasdaq”). We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, TX 77081, Attention: Investor Relations.
Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.
Ms. Cheryl Grenas, R.N., M.S.N. and Messrs. Mitchell Creem, MHA, Michael Reed MPH and John Waters, CPA each qualify as “independent” in accordance with the listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.
In addition, as required by Nasdaq Listing Rules, our Board has made an affirmative determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each director.
Messrs. Thomas T. Vo, M.D., MBA and Warren Hosseinion, M.D. are not considered independent because they are officers of the Company. Mr. Danniel Stites, M.D. is not considered independent because he is the Chief Medical Officer and Managing Partner of both East Valley ER & Hospital and Phoenix ER & Medical Hospital, affiliates of the Company. Our Board also determined that each non-employee director who serves as a member of the Audit, Compensation, and Nominating Committees satisfies the independence standards for such committee established by the SEC and NASDAQ, as applicable. There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our Second Amended and Restated Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, Dr. Vo serves as the Company’s Chairman and Chief Executive Officer. The Board may, however, make changes to its leadership structure in the future as it deems appropriate.
In addition, the Board may appoint a lead independent director. The lead independent director, if appointed, will preside over periodic meetings of independent directors, serve as a liaison between the Chairman and the independent directors and perform such additional duties as the Board may otherwise determine and delegate.
Our Board has concluded that the current leadership structure described above is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future, as it deems appropriate.
Corporate Responsibility
We are committed to policies and practices focused on environment, social and governance (“ESG”) matters and through doing so believe we positively impact our social communities and cultivate and maintain good corporate governance. By focusing on ESG policies and practices, we believe we can affect a meaningful and positive change in our community and continue to cultivate our open and inclusive collaborative culture. Some of the initiatives that we were most proud of in 2022 include continuing support for the scientific, medical, patient, and local communities in which we operate, including patient education, public health, quality of healthcare, and disease awareness, sponsoring local youth programs that focus on providing educational resources and career development opportunities for members of underserved communities and schools with diverse populations, and supporting patient community needs.
Board of Directors Meetings
Our Board met 12 times during the year ended December 31, 2022, including telephonic meetings. During 2022, each of our incumbent directors attended or participated telephonically in 75% or more of the aggregate of (a) the total number of meetings of the Board held during the period for which he or she served as a director and (b) the total number of meetings of all committees on which the director served during the periods that he or she served. We do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders. Given the timing of the closing of the Merger, we did not hold an annual meeting in 2022.
Committees of the Board of Directors
Our Board currently has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found under the heading “Governance” in the “Investors” section of our website at www.nutexhealth.com. The following table provides membership information for the current composition of these committees:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas T. Vo, M.D., MBA
Warren Hosseinion, M.D.
Mitchell Creem, MHA	X	X*	X
Cheryl Grenas, R.N., M.S.N		X	X
Michael L. Reed, MPH	X	X	X*
John Waters, CPA	X*
Danniel Stites, M.D.

*
Committee Chair

Audit Committee
The Audit Committee is responsible for monitoring and reviewing our financial statements and internal controls over financial reporting. In addition, they recommend the selection of the independent auditors and consult with both management and the independent auditors prior to the presentation of financial statements to stockholders and the filing of our forms 10-Q and 10-K. The Audit Committee has adopted a charter and it is posted on our web site at https://www.nutexhealth.com/governance-documents/.
The Audit Committee consists of Messrs. Mitchell Creem, Michael Reed, MPH, and John Waters, CPA with Mr. Waters serving as Chairman. The Board has determined that Mr. Waters is an “audit committee financial expert” (as that term is defined under SEC rules implementing Section 407 of the Sarbanes-Oxley Act) and, each of the three audit committee members are “independent” directors that satisfy the heightened audit committee independence requirements under the NASDAQ Listing Rules and Rule 10A-3 of the Exchange Act. The Audit Committee met four times during the year ended December 31, 2022, including telephonic meetings.
Compensation Committee
The Compensation Committee consists of Messrs. Mitchell Creem, MHA, and Ms. Cheryl Grenas, R.N., M.S.N. and Michael Reed, MPH, with Mitchell Creem, MHA serving as Chairman and is responsible for reviewing and recommending to the Board the compensation and over-all benefits of our executive officers. The Compensation Committee may, but is not required to, consult with outside compensation consultants. The Compensation Committee has adopted a charter and the charter is posted on our web site https://www.nutexhealth.com/governance -documents/. Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to him to our Compensation Committee and typically attends compensation committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals. Our Compensation Committee then reviews the recommendations and other data, including various compensation survey data and publicly-available data of our peers, and makes decisions as to the target total direct compensation for each executive officer, as well as each individual compensation element. While our Chief Executive Officer typically attends meetings of the Compensation Committee, the Compensation Committee meets outside the presence of our Chief Executive Officer when discussing and approving his compensation and when discussing certain other matters, as well.
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2022, the Board and the Compensation Committee retained Mercer, a national compensation consulting firm, to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The Board and the Compensation Committee engaged Mercer to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and fair. We do not believe the retention of, and the work performed by Mercer creates any conflict of interest. The Compensation Committee met two times during the year ended December 31, 2022, including telephonic meetings.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for assisting the Board in fulfilling its fiduciary responsibilities with respect to the oversight of the Company’s affairs in the areas of corporate governance matters.
Additionally, the Nominating and Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Nominating and Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in a charter adopted by us, generally provide that persons to be nominated:
(1)
should have demonstrated notable or significant achievements in business, education or public service;

(2)
should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

(3)
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating and Governance Committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Governance Committee does not distinguish among nominees recommended by shareholders and other persons. The Nominating and Governance Committee consists of Messrs. Mitchell Creem, MHA, Michael Reed, MPH, and Ms. Cheryl Grenas, R.N., M.S.N., with Michael Reed, MPH serving as chairman. The Nominating and Governance Committee has adopted a charter and the charter is posted on our web site https://www.nutexhealth.com/governance-documents/. The Nominating and Governance Committee met two times during the year ended December 31, 2022, including telephonic meetings.
The Board’s Role in Risk Oversight
Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including the Company’s corporate strategy, business objectives, compliance, financial condition, legal, regulatory, commercial and reputational risk. The committees of the Board execute their risk oversight responsibility for risk management as follows:
(1)
The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks as well as risks associated with cybersecurity. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and financial-related regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures.

(2)
The Compensation Committee is responsible for the design and oversight of our executive compensation philosophy, policies, plans and practices, including ensuring that our overall executive compensation program appropriately links pay to performance and aligns the interests of our executives with our stockholders and that the elements of our compensation programs mitigate excessive risk-taking.

(3)
The Nominating and Governance Committee manages risks associated with the independence of members of our Board, corporate disclosure practices, potential conflicts of interest, and corporate responsibility and sustainability efforts, including the impact of ESG issues. The Nominating and Governance Committee also provides oversight of our non-financial compliance program by monitoring our compliance policies, standards, procedures, systems and initiatives as well as oversight of our quality, regulatory and commercial compliance programs.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant risk are considered by our Board as a whole.

Compensation Committee Interlocks and Insider Participation
During 2022, the members of our Compensation Committee were Mitchell Creem, MHA, Cheryl Grenas, R.N., M.S.N. and Michael Reed, MPH, none of whom was, during fiscal year 2022, an officer or employee of the Company or was formerly an officer of the Company. Related person transactions pursuant to Item 404(a) of Regulation S-K involving those who served on the Nominating and Governance Committee during 2022 are described in “Certain Relationships and Related Person Transactions.” During 2022, none of our executive officers served as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Nominating and Governance Committee.
Code of Business Ethics Policy
Our Board has adopted a Code of Business Ethics Policy to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Code of Business Ethics Policy in the “Governance” section of the “Investors” page of our web site located at https://www.nutexhealth.com/governance-documents/.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the Nominating and Governance Committee considers, among other things, the following factors:
(1)
reputation for personal and professional integrity, honesty and adherence to high ethical standards;

(2)
demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company;

(3)
commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

(4)
interest and ability to understand the sometimes-conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders;

(5)
diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;

(6)
diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience; and

(7)
practical and mature business judgment, including the ability to make independent analytical inquiries.

The Nominating and Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the Nominating and Governance Committee believes that the background and qualifications of the members of our Board, considered as a group, should provide a significant breadth of experience, knowledge and abilities to assist the Board in fulfilling its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.
The Nominating and Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. The committee considers such factors, including those set forth above, as it may deem are in the best interests of the Company and its stockholders. The committee further believes it is appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC, and that a majority of the members of our Board be independent as required under the Nasdaq qualification standards. The Nominating and Governance Committee believes it is appropriate for our Chief Executive Officer to serve as a member of our Board. Our directors’ performance and qualification criteria are reviewed periodically by the Nominating and Governance Committee.
Identification and Evaluation of Nominees for Directors
The Nominating and Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Governance Committee’s criteria for service on the Board and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise. The Nominating and Governance Committee reviews the overall service provided by these directors to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the results of the Board’s self-evaluation, which is generally conducted annually, to determine whether to recommend them to the Board for nomination for a new term.
If any member of our Board does not wish to continue to serve on the Board or if our Board decides not to re-nominate a member for re-election, and our Board seeks to fill such vacancy, the Nominating and Governance Committee identifies a new nominee that meets the criteria above. The Nominating and Governance Committee generally inquires of our Board and members of management for their recommendations and may also review the composition and qualification of the boards of directors of our competitors or seek input from industry experts or analysts. The Nominating and Governance Committee then reviews the qualifications, experience, and background of suggested candidates. Final candidates, if other than our current directors, are interviewed by the members of the Nominating and Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Governance Committee makes its recommendation to our Board. The Nominating and Governance Committee has previously engaged a search firm to conduct a search for additional directors with extensive development, regulatory or commercialization expertise to join our Board. The Nominating and Governance Committee may in the future engage third-party search firms in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management, or other parties are evaluated. Stockholders wishing to recommend a director candidate for consideration by our Nominating and Governance Committee must submit such recommendation in writing to our principal executive offices at Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, TX 77081, Attention: Corporate Secretary. Such recommendation must be received by us no later than April 4, 2024. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.
Stockholders also have the right under our Second Amended and Restated Bylaws to directly nominate director candidates, without any action or recommendation on the part of our Nominating and Governance Committee or the Board, by following the procedures set forth below under “Stockholder Proposals” below. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy statement and proxy card for the next annual meeting of stockholders. Otherwise, candidates nominated by stockholders in accordance with the procedures set forth in our Second Amended and Restated Bylaws will not be included in our proxy statement for the next annual meeting.
Limits on Director Service on Other Company Boards
We have a highly effective and engaged Board, and we believe that our directors’ service on other companies’ boards enable them to contribute valuable knowledge and perspective to our Board activities. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboarding to compromise their ability to effectively serve the Company and works to evaluate and ensure that the external obligations of members of the Board does not negatively impact current Board obligations.
Communication with the Board
Stockholders seeking to communicate with our Board must submit their written comments to Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, Texas 77081, Attention: Corporate Secretary. The Corporate Secretary will forward such communications to each member of our Board; provided that, if in the opinion of our Corporate Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).
Director Compensation
The non-executive members of the Board are eligible to receive both cash and equity compensation for their service as board members. Members of management who are on the Board are not eligible for additional compensation for service as board members.
The Compensation Committee periodically reviews the Nutex compensation program and may, from time-to-time, recommend to the Board changes to the program. The Compensation Committee may seek the advice of an independent compensation consultant to the extent it deems necessary or appropriate in the discharge of its duties.
Equity Awards.
We may grant an annual equity award to each non-executive director as determined in the judgment of the Compensation Committee, and are paid in RSUs or common stock that fully vest one year following the grant date, subject to continued service through the applicable vesting date.
Cash Retainers.
We provide our non-executive directors with cash retainers, paid monthly. The annual cash retainer for each non-executive director is $150,000. Additionally, we provided the following annual cash retainers in fiscal year 2022, which are prorated for partial years of service:
Additional Annual Retainer for Committee Membership:
Audit Committee Chairman	$20,000
Compensation Committee Chairman	$15,000
Nominating and Governance Committee Chairman	$15,000
In 2022, we provided the following cash retainers to our non-executive directors:
John Waters, Audit Committee Chair	$148,748
Mitchell Creem, Compensation Committee Chair	$144,375
Michael Reed, Nominating and Governance Audit Committee Chair	$144,375
Cheryl Grenas, Director	$131,250
The following table presents compensation received by our non-executive directors during fiscal year 2022. Messrs. Vo and Hosseinion did not receive compensation for their service on the Board and the compensation paid to Messrs. Vo and Hosseinion as employees of Nutex are set forth under the 2022 Summary Compensation Table:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John Waters	148,748	0	148,748
Mitchell Creem	144,375	0	144,375
Michael Reed	144,375	0	144,375
Cheryl Grenas	131,250	0	131,250
Limitation of Liability and Indemnification
Our Amended and Restated Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law (the “DGCL”) and provides that no director will have personal liability to us or to our stockholders for monetary damages for any breach of fiduciary duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
(1)
for any breach of the director’s duty of loyalty to us or our stockholders;

(2)
for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(3)
or voting or assenting to unlawful payments of dividends, stock repurchases, or other distributions; or

(4)
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
We maintain an insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with our directors. These indemnification agreements require us, among other things, to indemnify each such director for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. We have reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2022 and discussed them with Company management and Marcum LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2022.
We have received from, and discussed with, Marcum LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, we have discussed with Marcum LLP its independence from management and the Company, have received from Marcum LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, and have considered the compatibility of non-audit services with the auditors’ independence.
Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Audit Committee.
Respectfully submitted,
The Audit Committee of the Board of Directors
John Waters, CPA (Chair)
Michell Creem, MHA
Michael Reed, MPH

EXECUTIVE OFFICERS
Name	Age	Position
Thomas T. Vo, M.D., MBA	50	Chief Executive Officer and Chairman of the Board
Warren Hosseinion, M.D.	51	President and Director
Jon C. Bates, MBA, CPA	53	Chief Financial Officer
Elisa Luqman, ESQ., MBA	58	Chief Legal Officer (SEC)
Pamela Montgomery ESQ., LLM., MSN, BSN, RN	66	Chief Legal Officer (Healthcare)
Our executive officers are further discussed in Proposal 1 and the “Named Executive Officers” section below.
Required Vote
If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board. Abstentions and broker non-votes will have no effect on the election of directors.

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED NUTEX HEALTH INC. 2023 EQUITY INCENTIVE PLAN
Why We Are Requesting Stockholder Approval of the Amended and Restated 2023 Equity Incentive Plan
We are a physician-led, healthcare services and operations company with 19 hospital facilities in eight states (hospital division), and a primary care-centric, risk-bearing population health management division. Our hospital division implements and operates innovative health care models, including micro-hospitals, specialty hospitals and hospital outpatient departments. The population health management division owns and operates provider networks such as independent physician associations (“IPAs”) and offers a cloud-based proprietary technology platform to IPAs which aggregates clinical and claims data across multiple settings, information systems and sources to create a holistic view of patients and providers. We employ 1,200 full- and part-time employees and partner with over 900 physicians.
On March 16, 2022, the shareholders of the Company approved the 2022 Plan which amended and replaced, in its entirety, the 2019 Plan (defined below) upon the closing of the merger by and among the Company, Nutex Acquisition LLC (“Merger Sub”), Micro Hospital Holding LLC (solely for the purposes of certain sections), Nutex Health LLC (solely for the purposes of certain sections) and Thomas T. Vo, M.D., MBA solely in his capacity as the representative of the equityholders of the Company (the “Merger Agreement”), pursuant to which Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of the Company (the “Merger”). Awards granted under the 2022 Plan have a ten-year term and may be incentive stock options, non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance units or performance shares. The awards are granted at an exercise price equal to the fair market value on the date of grant and generally vest over a four-year period. In March of 2022, the Compensation Committee made grants of 3,624,000 Nonqualified Stock Options to the executive officers, consultants, and directors under the 2022 Plan. In December of 2022, 1,040,221 stock option grants were surrendered and cancelled.
Number of Awards Granted to Employees, Directors and Consultants in 2022
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	Notes
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,147,770	$2.32	1,352.240	6,500,010 Original reserve when plan approved by security holders
Equity compensation plans not approved by security holders
Total	5,147,770	$2.32	1,352,240
Our Board believes approval of the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the Amendment.
Summary of the Material Terms of the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan
Overview
We are asking our stockholders to approve the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan (the “2023 Plan”) and the material terms thereunder. Our Board adopted the 2023 Plan, prior to the annual meeting, subject to stockholder approval at the annual meeting.

The 2023 Plan is described in more detail below. A copy of the 2023 Plan is attached to this proxy statement as Annex A.
Description of the Material Features of the 2023 Plan
This section summarizes certain principal features of the 2023 Plan. The summary is qualified in its entirety by reference to the complete text of the 2023 Plan.
The 2023 Plan
The purpose of the 2023 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and equity-linked compensatory opportunities. The Company’s board of directors believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
Eligibility and Administration
Employees, consultants and directors of the combined company and its affiliates, will be eligible to receive awards under the 2023 Plan.
The 2023 Plan will be administered by our Board, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the 2023 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the 2023 Plan, to interpret the 2023 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2023 Plan as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2023 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2023 Plan.
Shares Available for Awards
The 2023 Plan will provide for equity incentive compensation awards in respect of our common stock (“Common Stock”). The initial aggregate number of shares of our Common Stock that will be available for issuance under the 2023 Plan will be equal to approximately 1.5% of the outstanding shares of Common Stock as of April 28, 2023. In addition, the number of shares of Common Stock available for issuance under the 2023 Plan will be annually increased on January 1 of each calendar year beginning in 2024 and ending in 2033 by an amount equal to the lesser of (i) 1% of the outstanding shares of Common Stock on the final day of the immediately preceding calendar year or (ii) such smaller number of shares as is determined by our Board. Shares issued under the 2023 Plan may consist, in whole or in part, of authorized but unissued Common Stock, Common Stock held in treasury or Common Stock purchased in the open market. The maximum potential initial share limit for the 2023 Plan as of the effective date will be 10,000,000. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under the 2023 Plan, will be 20,000,000.
If an award under the 2023 Plan expires, lapses or is terminated, exchanged for or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination or cash settlement, be used again for new grants under the 2023 Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award will not reduce the shares available for grant under the 2023 Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the 2023 Plan will not reduce the shares available for grant under the 2023 Plan. However, the following shares may not be used again for grant under the 2023 Plan: (i) shares subject to stock appreciation rights (“SARs”) that are not issued in connection with the stock settlement of the SAR on exercise, and (ii) shares purchased on the open market with the cash proceeds from the exercise of options.
Awards granted under the 2023 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2023 Plan but, to the extent granted in respect of an ISO, will count against the maximum number of shares that may be issued upon the exercise of ISOs.
The 2023 Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year, or director limit, may not exceed the amount equal to $750,000.
Awards
The 2023 Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash based awards. Certain awards under the 2023 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code (defined below), which may impose additional requirements on the terms and conditions of such awards. All awards under the 2023 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our Common Stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options and SARs.   Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by our board of directors, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

•
Restricted Stock.   Restricted stock is an award of nontransferable shares of our Common Stock that are subject to certain vesting conditions and other restrictions.

•
RSUs.   RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2023 Plan.

•
Other Stock or Cash Based Awards.   Other stock or cash based awards are awards of cash, fully vested shares of our Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

•
Dividend Equivalents.   Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the award vests.

Certain Transactions
The plan administrator has broad discretion to take action under the 2023 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2023 Plan and outstanding awards. In the event of a change in control (as defined in the 2023 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.
Prohibition on Repricing
Our Board may not reduce the exercise price of any stock option or SAR, or cancel any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs without the approval of the stockholders of the Company, except in connection with a corporate transaction involving the Company.
Plan Amendment and Termination
Our Board may amend or terminate the 2023 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2023 Plan, may materially and adversely affect an award outstanding under the 2023 Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2023 Plan will remain in effect until the tenth anniversary of the date our board of directors approve the 2023 Plan, unless earlier terminated. No awards may be granted under the 2023 Plan after its termination.
Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments
The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the 2023 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2023 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
•
Non-Qualified Stock Options.   If an optionee is granted an NSO under the 2023 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
•
Incentive Stock Options.   A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•
Other Awards.   The current federal income tax consequences of other awards authorized under the 2023 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code
Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Section 83(b) of the Code
No participant may make an election under Section 83(b) of the Code with respect to any award of restricted stock under the 2023 Plan without the consent of the administrator, which the administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the administrator, a participant makes an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than as of the date or dates upon which the participant would otherwise be taxable under Section 83(a) of the Code, the participant is required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

Plan Benefits
The benefits or amounts that may be received or allocated to participants under the 2023 Plan will be determined at the discretion of the plan administrator and are not currently determinable, and no awards have been made under the 2023 Plan. The per share market value of our shares of Common Stock on May 15, 2023 was $0.5502 based on the last sale price on that date.
Reasons Why Stockholders Should Approve the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan
Incentivizes, Retains and Motivates Talent.   It is critical to our success that we incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.
Broad-based Eligibility for Equity Awards.   Our equity incentive program is broad-based, with all eligible employees in good standing receiving equity awards annually as part of our annual performance review based upon level, performance and contribution. Furthermore, since our Board typically grants awards to employees that generally vest over a three or four-year period, employees must remain with us for a substantial period of time in order to realize the potential benefits of their equity awards.
Aligns with our Pay-for-Performance Compensation Philosophy.   We believe that equity compensation is fundamentally performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation with respect to stock options and would receive lower compensation than intended with respect to RSUs.
Aligns Employee and Director Interests with Stockholder Interests.   Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our stockholders. If the Amendment is approved by stockholders, we will be able to continue granting equity incentives that foster this alignment between our employees and non-employee directors and our stockholders.
Plan Benefits.   All employees, including executive officers, directors and consultants are eligible to receive awards under the 2023 Plan at the discretion of the Compensation Committee.
Vote Required for Approval
The approval of the 2023 Plan Proposal requires the affirmative vote (present in person or by proxy) of the holders of a majority of the outstanding shares of our common stock entitled to vote. Failure to vote by proxy or to vote in person at the annual meeting of stockholders or an abstention from voting will have no effect on the outcome of the vote on the 2023 Plan Proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 900,000,000 TO 950,000,000
Background
We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock. Our authorized capital stock presently consists of 900,000,000 shares of common stock, $0.001 par value per share (“common stock”). On April 27, 2023, our Board approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 900,000,000 shares to 950,000,000 shares.
As of May 18, 2023, a total of 656,563,153 shares of common stock were issued and outstanding, no shares were held in treasury. As of May 18, 2023, there were (i) 389,439 time-based restricted stock awards outstanding under our equity incentive plans, (ii) options outstanding to purchase an aggregate of 5,147,770 shares of common stock both under and outside of our equity incentive plans and (iii) an aggregate of 1,812,063 and 10,000,000 shares of common stock reserved for future grants or purchases under the 2022 Plan and 2023 Plan, respectively.
Overview
A copy of the Second Amended and Restated Certificate of Incorporation is attached as Appendix C to this proxy statement. The proposed amendment provides that the first sentence of Article Fourth of our Amended and Restated Certificate of Incorporation be deleted in its entirety and replaced by the following:
“FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 950,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”).”
The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of our Amended Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.
If our stockholders approve the proposed amendment, subject to the discretion of our Board, we intend to file the Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.
Rationale for the Proposed Amendment
Over the past several years, we have used shares of our common stock to, among other things, engage in financings, acquire additional potentially value-generating assets, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board believes that it is in the best interests of our company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.
We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:
(1)
our equity incentive plans;

(2)
financing transactions, such as public or private offerings of common stock or convertible securities;

(3)
strategic investments and transactions; and

(4)
other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.
Potential Effects of the Proposed Amendment
The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.
The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own.
Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.
Required Vote
To be approved and adopted, this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 900,000,000 TO 950,000,000.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF OFFICERS OF NUTEX HEALTH INC. AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW
We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to update our existing director exculpation provision to include certain of our senior corporate officers. Article EIGHTH of our Amended and Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances. On April 27, 2023, our Board approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to update the exculpation provision as described below.
Background
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of the fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors for breach of the fiduciary duty of care. Article EIGHTH of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers.
As amended, Section 102(b)(7) of the DGCL authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the Company at any time during the course of conduct alleged in the action or proceeding to be wrongful; (ii) named executive officers identified in the Company’s SEC filings because such person is or was one of the most highly compensated executive officers of the Company at any time during the course of conduct alleged in the action or proceeding to be wrongful; and (iii) individuals who have agreed by written agreement with the Company to be identified as officers of the Company.
In light of the amendments to Section 102(b)(7) of the DGCL, the Board has proposed and declared it advisable to amend and restate the Charter in its entirety by adopting the Second Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Appendix C (the “Amended and Restated Charter”) to provide for the exculpation of officers as described herein.
The new Delaware legislation permits, and the Amended and Restated Charter would permit, exculpation only for direct claims brought by shareholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the Company. Furthermore, as is currently the case with directors under the Company’s Charter, the proposed officer exculpation would not apply to (i) breaches of the duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) actions brought under Section 174 of the DGCL, or (iv) or any transaction in which the officer derived an improper personal benefit.
Reasons for the Proposed Amended and Restated Charter
The board of directors desires to amend and restate the Charter to maintain provisions consistent with the governing statutes contained in Delaware law and believes that amending and restating the Charter to add the authorized liability protection for certain officers of the Company, consistent with the protection in the Charter currently afforded directors of the Company, is necessary to attract and retain experienced and qualified officers. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. Further, the Company has undertaken in its indemnification agreements with each of its directors and certain officers to contract with its directors and certain officers to indemnify them to the fullest extent permitted by law against personal liability for actions taken on good faith performance of their duties to the Company.
The Board balanced these considerations with the Company’s Corporate Governance Principles and best practices and determined that it is advisable and in the best interests of the Company and its shareholders to amend and restate the current exculpation and liability provisions set forth in Article Eighth of the Charter to extend exculpation protection to the Company’s officers in addition to its directors as set forth in the Amended and Restated Charter.
Text of Proposed Amendment
As discussed above, Article EIGHTH in the Company’s Charter currently provides for the exculpation of directors. This proposal requests that shareholders approve the amendment and restatement of the Company’s Charter to restate Article Eighth thereof to extend the exculpation provision to certain of the Company’s officers as permitted by amended DGCL Section 102(b)(7). As amended and restated, Article EIGHTH of the Amended and Restated Charter provides follows:
EIGHTH. “No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such elimination or limitation of liability is not permitted under the Delaware General Corporation Law as presently in effect or as the same may hereafter be amended. No amendment or repeal of this provision shall apply to or have any effect on the liability of any director or officer of the Corporation for any acts or omissions of such director or officer occurring prior to such amendment or repeal.”
Timing and Effect of Charter Amendment
If the Amended and Restated Charter is approved by the Company’s shareholders, it will become effective immediately upon the filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. Other than the replacement of the existing Article Eighth as described above, the remainder of the Company’s Charter will remain unchanged after effectiveness of the Amended and Restated Charter. If the Company’s shareholders do not approve the Amended and Restated Charter, the Company’s current Charter and exculpation provisions relating to directors will remain in place. However, even if our shareholders approve the Amended and Restated Charter, our Board retains discretion under Delaware law not to implement it.
Required Vote
To be approved and adopted, this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

PROPOSAL 5: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.
We encourage our stockholders to closely read the “Executive Compensation” section of this proxy statement, which describes in detail our executive compensation programs and the decisions made by our Compensation Committee and our Board with respect to the year ended December 31, 2022.
As we describe in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we maintain straightforward executive compensation programs that consist almost entirely of base salary, an annual cash incentive bonus and annual equity awards. These elements of compensation have been selected by our Compensation Committee because the committee believes that they effectively achieve the fundamental goals of our compensation program, which are to attract, motivate and retain qualified and talented executives who are critical to our success, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. One of the goals of our Compensation Committee is to ensure that our compensation programs are aligned with the interests of our stockholders and our business goals in order to attain our ultimate objective of increasing stockholder value. We believe that, consistent with these goals, the total compensation paid to each of our NEOs is fair, reasonable and competitive. Further, we believe our programs do not encourage excessive risk-taking by management.
Our Board is asking stockholders to approve, on an advisory basis, the following resolution:
RESOLVED, that the compensation paid to Nutex Health Inc.’s NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs.
Required Vote
This vote is required by law but is advisory and is not binding upon the Company with regard to the compensation of our NEOs. This vote is intended to serve as an indication of support of the proposed compensation package of our Company’s NEOs. The results of the vote on this matter shall be disclosed in a filing made with the SEC that will be available for review through the Company’s website at www.nutexhealth.com. Any change resulting from this vote shall be disclosed after the Board has had an opportunity to review and evaluate the vote. Such action shall be announced in a filing made with the SEC that will be available for review through the Company’s website. This filing will be made at least 60 days prior to the deadline for the submission of shareholder proposals for next year’s meeting.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF NAMED EXECUTIVE OFFICERS VOTES
Background
The Board, as part of its commitment to transparency in corporate governance and executive compensation, has determined that submitting to shareholders a resolution to approve the Company’s compensation policies, practices and procedures concerning executive officers, commonly referred to as a “Say-on-Pay” proposal should be done annually. To further enhance this procedure and as prescribed by law and regulation, the shareholders of the Company are asked to indicate their preference concerning the frequency of these votes. Regardless of the frequency selected, the Company must, at least every six years, unless the law or regulations concerning this matter change, provide the shareholders the opportunity to re-evaluate the frequency of voting on this issue.
Proposed Resolution
Resolved, that the shareholders of the Company shall vote on a resolution concerning the frequency of approving the Company’s compensation policies, practices and procedures concerning executive officers, commonly referred to as a “Say-on-Pay” proposal. The choices the shareholders may recommend are: every year, every two years, or every three years.
Required Vote
This vote is required by law but is advisory and is not binding upon the Company or our Board with regard to the frequency of such a vote, provided the Company’s shareholders vote at least every three years on a “Say-on-Pay” resolution and the shareholders have an opportunity, at least every six years, to recommend the frequency of such votes. This vote is intended to serve as an indication of the frequency shareholders wish to address this issue. The Board and Compensation Committee believe a choice of voting on compensation matters every three years is appropriate. While the Board believes voting on these policies, practices and procedures every three years is appropriate, the choice receiving a plurality of votes shall be considered by the Board in determining the frequency of such votes. The results of the vote on this matter shall be disclosed in a filing made with the SEC that will be available for review through the Company’s website at www.nutexhealth.com. Any change resulting from this vote shall be disclosed after the Board has had an opportunity to review and evaluate the vote. Such action shall be announced in a filing made with the SEC that will be available for review through the Company’s website. This filing will be made at least 60 days prior to the deadline for the submission of shareholder proposals for next year’s meeting. Further, it is currently anticipated that a vote on the frequency of having advisory votes on executive compensation shall again occur in connection with the Company’s 2029 election of Directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EVERY “THREE YEARS” FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS SHALL BE VOTED IN THAT MANNER UNLESS SHAREHOLDERS SPECIFY ONE OF THE OTHER OPTIONS IN THEIR PROXIES.

PROPOSAL 7: TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK, AT A SPLIT RATIO OF BETWEEN 1-FOR-2 AND 1-FOR-15 AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, PRIOR TO THE ONE-YEAR ANNIVERSARY OF THIS ANNUAL MEETING
General
Our Board is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Annex C, to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 and 1-for-15, as determined by the Board in its sole discretion, at any time prior to the one-year anniversary of this Annual Meeting. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware.
If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed amendment will not reduce the number of authorized shares of common stock.
Background
Our common stock is currently quoted on NASDAQ, and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly-held shares, market value of listed shares, minimum bid price per share, and minimum stockholder’s equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from NASDAQ.
The minimum closing bid price requirement set forth in NASDAQ Listing Rule 5550(a)(2) is $1.00.
The closing price of our common stock on May 15, 2023 was $0.5502.
Purpose of the Proposed Reverse Stock Split
Our Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on NASDAQ.
Delisting from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.
If we are delisted from NASDAQ and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:
•
a limited availability of market quotations for our securities;

•
a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and little or no analyst coverage for us;

•
we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•
a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

As of May 18, 2023, we were in compliance with the NASDAQ bid price requirement. If we are no longer in compliance, our Board believes that the proposed reverse stock split is a potentially effective means for us to regain or maintain compliance with the listing rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.
Increase the Market Price of our Common Stock to a Level More Appealing for Investors
We also believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.
We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our Board cannot predict with certainty what effect the reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will continue to qualify for listing on NASDAQ. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.
Determination of Ratio
The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-2 and 1-for-15 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.
In determining the reverse stock split ratio, our Board will consider numerous factors, including:
(1)
the historical and projected performance of our common stock;

(2)
general economic and other related conditions prevailing in our industry and in the marketplace;

(3)
the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

(4)
our capitalization (including the number of shares of our common stock issued and outstanding);

(5)
the prevailing trading price for our common stock and the volume level thereof; and

(6)
potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Amended and Restated Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.
Accounting Matters
The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-thirtieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.
Effect of Authorized but Unissued Shares
The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 900,000,000, or 950,000,000, pending on the approval of proposal 3. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.
Our Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.
Potential Anti-Takeover and Dilutive Effects
The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 900,000,000, or 950,000,000, pending on the approval of proposal 3, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming we remain listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.
In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.
Certain Risks Associated with the Reverse Stock Split
Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:
(1)
Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

(2)
The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

(3)
While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting, as it is deemed by our Board to be in the best interests of the Company and its stockholders and, that we file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock with the par value, and under the terms set forth in the amendment.
As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.
Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.
Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.
Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Fractional Shares
No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.
No Dissenter’s Rights
Stockholders have no right under the Delaware General Corporation Law or the Company’s Amended and Restated Certificate of Incorporation or the Company’s Second Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.
U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.
This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.
The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the reverse stock split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.
As described above in the section titled “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the reverse stock split. Instead, we will issue one (1) full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the reverse stock split.
We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.
Required Vote
To be approved and adopted, this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK, AT A SPLIT RATIO OF BETWEEN 1-FOR-2 AND 1-FOR-15 AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, PRIOR TO THE ONE-YEAR ANNIVERSARY OF THIS ANNUAL MEETING.

PROPOSAL 8: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and the Board has directed that management submit the appointment of the Company’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to attend the Annual Meeting online, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.
Stockholder ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm is not required by Delaware law or the Company’s Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws. However, the Board is submitting this appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider whether to continue to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accountant Fees
The following table summarizes the fees billed for professional services by Marcum LLP for the years ended December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
Audit Fees	$1,424,460	$646,325
Audit Related Fees	29,355	25,750
Tax Fees	0	0
Other Fees	0	0
Total	$1,453,815	$672,075
Audit Fees — This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those years.
Audit-Related Fees — This category includes assurance and related services by the independent auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under the caption “Audit Fees.”
Tax Fees — This category includes services rendered by the independent auditor for tax compliance, tax advice, and tax planning.
All Other Fees — This category includes products and services provided by the independent auditor other than the services reported under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”
Overview — The Company’s Audit Committee, reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by our Company’s Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulation. The Company’s Audit Committee may delegate pre-approval authority to a member of the Board.
The Audit Committee has considered the services listed above to be compatible with maintaining Marcum LLP’s independence.

Required Vote
To be approved and adopted, this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 9: APPROVAL OF THE NUTEX HEALTH INC. 2023 EMPLOYEE STOCK PURCHASE PLAN
The Board of Directors has unanimously adopted the Nutex Health Inc. 2023 Employee Stock Purchase Plan (the “Plan”), subject to the approval of the Company’s stockholders at the 2023 Annual Meeting. Our Board is requesting stockholder approval of the Plan. The Plan will become effective upon shareholder approval at the 2023 Annual Meeting. The Plan is provided as Appendix B to this proxy statement.
The Plan will provide a means for our eligible employees and those of our designated subsidiaries to purchase shares of our common stock (Common Stock) through payroll deductions at a discounted price. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The Board of Directors believes that adoption of the Plan will promote our interests and those of our stockholders by assisting us in attracting, retaining and motivating employees and by aligning our employees’ interests with the interests of our stockholders.
Summary of Material Features of the Plan
The following summary describes briefly the material features of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix B to this Proxy Statement. You are urged to read the text of the Plan in its entirety.
Purpose.   The purpose of the Plan is to advance the interests of the Company and its stockholders by providing eligible employees of the Company and its designated subsidiaries with opportunities to purchase our Common Stock at a discounted price through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
Effective Date.   The Plan will become effective upon stockholder approval at the 2023 Annual Meeting.
Administration.   The Plan will be administered by the Compensation Committee, or in the absence of such committee, the Board itself. The Board shall appoint a separate committee of officers to administer the plan on a day to day basis, subject to supervision by the Compensation Committee, which shall have the authority to take all necessary or appropriate actions in connection with the administration of the Plan. All decisions, determinations and interpretations by the administrator regarding the Plan and any rules and regulations thereunder are final and binding on all participants, beneficiaries, and other persons holding or claiming rights under the Plan.
Share Pool.   The maximum number of shares of our Common Stock reserved for issuance under the Plan is equal to 5,000,000 shares, subject to adjustment in accordance with the terms of the Plan. Shares of our Common Stock issued under the Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. In the event of certain changes to the Company’s capitalization, the administrator has the authority to equitably adjust the number and kind of shares of our Common Stock reserved for issuance under the Plan, the maximum number of shares each participant may purchase during an offering period, and the number of shares and the exercise price applicable to outstanding options granted under the plan.
Eligibility and Participation.   Employees of the Company and its designated subsidiaries (other than employees whose customary employment is 20 hours or less per week) may generally elect to participate in the Plan by submitting a participation form authorizing payroll deductions to the Company within the time period specified by the administrator and in accordance with the instructions on such form. Subject to approval by the Company’s stockholders, the Company expects that approximately 1,200 employees will be eligible to participate in the Plan.
Payroll Deductions.   A participant may elect to have payroll deductions withheld from his or her eligible compensation on each payroll date during an offering period in amounts equal to or greater than one percent (1%) but not more than fifteen percent (15%) of eligible compensation (or components thereof, if permitted by the administrator), subject to the provisions of the Plan. Participants may decrease, but not increase, the amount of payroll deductions during an offering period (but only a maximum of one time), and may increase or decrease the amount of payroll deductions for a subsequent offering period, by filing an amended participation form with the Company within the time period specified by the administrator and in accordance with the instructions on such form. Payroll deductions may be made only in whole percentages. Payroll deductions will be credited to an account established under the Plan for the participant. Each such account will be a bookkeeping entry. Actual funds withheld will not be segregated and will be held as part of the Company’s general assets. No separate cash contributions may be made to such account. No interest will accrue on any payroll deductions held under the Plan.
Restriction on Participation.   No participant may be granted an option to purchase shares of our Common Stock under the Plan if: (i) immediately after such grant, the participant (or any other person whose stock ownership would be attributed to such participant pursuant to Section 424(d) of the Code) would own shares of stock (including any shares of stock that the participant may purchase under outstanding options under the Plan or any other equity plan of the Company) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries; or (ii) the participant’s rights to purchase shares of our Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. The number of shares of our Common Stock that may be purchased by a participant during an offering period may not exceed the maximum number of shares that may be purchased without exceeding the $25,000 limit described in this paragraph.
Withdrawal and Termination of Employment.   Participants may withdraw from participating in the Plan at any time by submitting a withdrawal notice within the time period specified by the administrator. As soon as administratively practicable thereafter, all payroll deductions for the withdrawing participant will cease for the then-current offering period and any subsequent offering periods. Payroll deductions that have accrued for the participant prior to withdrawal shall be refunded. A withdrawing employee may participate in a subsequent offering period if the employee continues to meet the eligibility requirements and submits a valid participation form to the Company within the time period specified by the administrator and in accordance with the instructions on such form. Generally, in the event of a participant’s termination of employment, all payroll deductions and rights to purchase shares of our Common Stock granted to the participant will immediately cease, and the amount of any accumulated payroll deductions will be refunded to the participant.
Offering Periods.   Unless the administrator determines otherwise before the start of the applicable offering period, offering periods will have a duration of six months, provided that offering periods may not exceed 12 months. There will be two purchase periods during each offering period, each with a duration of three months.
Grant and Exercise of Option.   Subject to the restrictions in the plan, participants will be granted an option to purchase shares of our Common Stock on the first business day of each purchase period, with such option to be automatically exercised on the last business day of such purchase period to purchase a whole number of shares of our Common Stock determined by dividing the accumulated payroll deductions in the participant’s account on such exercise date by the applicable exercise price. The exercise price is equal to 85% of the fair market value of a share of our Common Stock on the first business day of the purchase period or the last business day of the purchase period, whichever is lower. Shares of our Common Stock purchased during a purchase period will be delivered to the participant as soon as administratively practicable after the end of the purchase period. No fractional shares will be purchased. Any accumulated payroll deductions not used to purchase shares will generally be refunded to the participant following the offering period, except that, at the discretion of the administrator, an amount representing a fractional share may be rolled over into a future offering period.
No Stockholder Rights.   A participant will not have any rights of a stockholder of the Company (such as the right to receive dividends or other distributions paid with respect to shares of our Common Stock) until shares of our Common Stock have been delivered to the participant under the Plan.
Corporate Transactions.   In the event of a proposed liquidation or dissolution of the Company, the administrator has the authority to decide whether to (i) shorten the purchase period then in effect, with any outstanding options to be exercised at the end of such shortened period, or (ii) terminate the purchase period then in effect, with any payroll deductions accumulated for such period to be refunded to participants as soon as administratively practicable. In the event of a proposed sale of all or substantially all of the Company’s assets, or a merger or consolidation of the Company (except for (x) a transaction the primary purpose of which is to change the Company’s jurisdiction of incorporation or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the administrator may, in its discretion, provide for outstanding options to be assumed or substituted by the successor entity (or its parent or subsidiary) or to take one of the courses of action described in sub-clauses (i) and (ii) in the preceding sentence.
Amendment or Termination.   The Plan may be amended or terminated at any time by the Board or the Compensation Committee. However, no amendment may materially and adversely affect a participant’s rights under the Plan without his or her consent. Upon termination of the Plan by the Board, any accumulated payroll deductions will be refunded to participants as soon as administratively practicable thereafter. No amendment to the Plan will be effective without the approval of the Company’s stockholders, where such approval is required by Section 423 of the Code.
Federal Income Tax Consequences.   The following generally summarizes certain key U.S. federal income tax consequences that will arise with respect to participation in the Plan and with respect to the sale of our Common Stock acquired under the Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax consequences. Participants may also be subject to U.S. state, U.S. local or non-U.S. tax as a result of participating in the Plan.
Tax Consequences to Participants.   Participants do not incur any U.S. federal income tax consequences upon enrolling in the Plan. Amounts withheld via payroll deduction for purposes of purchasing shares under the Plan are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. Because participants use after-tax dollars to purchase shares at the end of the offering period, there is no income tax at the time the participant purchases shares. As a general matter, additional tax (whether ordinary income tax or capital gains tax) is not realized until the participant sells the shares acquired under the Plan.
A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of shares of our Common Stock that was acquired under the Plan. The amount of each type of income and loss will depend on when the participant sells the shares of Common Stock and the price at which the participant sells the shares of Common Stock. If the participant sells the shares of our Common Stock (i) more than two years after the first business day of the purchase period during which the Common Stock was purchased and (ii) more than one year after the date that the participant purchased the Common Stock under the Plan, then the participant will have ordinary income equal to the lesser of: (1) the excess of the fair market value of the shares at the time of such sale over the exercise price or (2) the excess of the fair market value of the shares on the first business day of such purchase period over the exercise price. Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the shares of common stock at a loss (i.e., if sales proceeds are less than the exercise price) after satisfying these waiting periods, there is no ordinary income and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.
If the participant sells the shares of our Common Stock prior to satisfying the waiting periods described above, the participant will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the Common Stock on the day the participant exercised his or her option to purchase the Common Stock under the Plan less the exercise price. If the participant’s sale proceeds exceed the ordinary income, then the excess proceeds will be a capital gain. If the participant’s sale proceeds are less than the ordinary income, then the participant will have a capital loss equal to the value of the Common Stock on the date of exercise less the sales proceeds. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Tax Consequences to the Company.   There will be no tax consequences to the Company in connection with the grant or exercise of options under the Plan, except that the Company will be entitled to a deduction when a participant has ordinary income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Plan Benefits.   The amount or value of shares of Common Stock to be purchased by any given employee or group of employees under the Plan is not determinable because it depends on the elections of each employee who chooses to participate in the Plan. Therefore, it is not possible to determine in advance the benefits that participants will receive under the Plan.
Required Vote
To be approved and adopted, this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF OUR 2023 EMPLOYEE STOCK PURCHASE PLAN

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section discusses the material components of the executive compensation for Nutex executive officers who are named in the “Summary Compensation Table.” As of December 31, 2022, the “named executive officers” (“NEOs”) and their positions with Nutex Health Inc. were as follows:
•
Thomas T. Vo, M.D. MBA, Chief Executive Officer;

•
Warren Hosseinion, M.D., President;

•
Jon C. Bates, MBA, CPA, Chief Financial Officer;

•
Pamela Montgomery, ESQ., LLM, MSN, BSN, RN, Chief Legal Officer — Healthcare;

•
Elisa Luqman, ESQ., MBA, Chief Legal Officer — SEC.

Named Executive Officers
In addition to Mr. Vo, Mr. Hosseinion who serve as directors, our named executive officers as of May 18, 2023 consist of the following:
Jon C. Bates MBA, CPA
Jon C. Bates, age 53, was appointed as the Company’s Chief Financial Officer effective June 30, 2022. From 2006 until June 2022, Mr. Bates served as Vice President of Accounting/Corporate Controller at U.S. Physical Therapy, Inc., (NYSE: USPH), one of the largest publicly traded, pure-play national operators of outpatient physical therapy clinics and provider of industrial injury prevention services. Before joining USPH, Mr. Bates served as Chief Financial Officer and Chief Accounting Officer at Commerciant, L.P., Chief Accounting Officer/Corporate Controller at National Alarm Technologies LLC, Assistant Corporate Controller at American Residential Services, Inc., and a Senior Auditor at Arthur Andersen LLP. His areas of expertise include strategic financial planning, risk assessment & evaluation, Internal Audit/SOX reporting, valuation and deal acquisition, and many more. Mr. Bates is a Certified Public Accountant, holds a Bachelor of Business Administration from University of Texas at Austin and also received his Master of Business Administration from University of Houston. The Company believes that Mr. Bates extensive knowledge of Finance and Accounting, in combination with his experience with public financial reporting with the SEC, makes him a valuable Chief Financial Officer.
Pamela W. Montgomery ESQ., LLM., MSN, BSN, RN
Pamela Montgomery, age 66, was appointed Chief Legal Officer (Healthcare) and Corporate Secretary of Nutex Health Inc. effective upon completion of the Merger on April 1, 2022. Since November 2017, Ms. Montgomery served as General Counsel for Nutex Heath, LLC and its affiliated entities. From November 2011, upon obtaining her LLM (Masters in Health Law), until November 2017, Ms. Montgomery was in private practice representing physicians and hospitals in litigation and mergers and before state boards of licensure, as well as general practice matters.
Elisa Luqman, ESQ., MBA
Ms. Luqman, age 58, has served as the Chief Legal Officer (SEC) of our Company since April 1, 2022. She served as the Chief Financial Officer, Executive Vice President Finance and General Counsel of Clinigence Holdings, Inc. from October 2019 until the Merger. She also served as a director of Clinigence Holdings, Inc. from October 2019 to February 2021. At Clinigence Holdings, Inc., Ms. Luqman was responsible for maintaining the corporation’s accounting records and statements, preparing its SEC filings and overseeing compliance requirements. She was an integral member of the Clinigence Holdings, Inc. team responsible for obtaining its NASDAQ Stock Market LLC (“NASDAQ”) listing and completing the reverse merger with the Company. At the Company, Ms. Luqman continues to be responsible for preparing its SEC filings and overseeing compliance requirements. Ms. Luqman has served as Chief Financial Officer of Cardio since March 2021. In addition, Ms. Luqman co-founded bigVault Storage Technologies, a cloud- based file hosting company acquired by Digi-Data Corporation in February 2006. From March 2006 through February 2009, Ms. Luqman was employed as Chief Operating Officer of the Vault Services Division of Digi-Data Corporation, and subsequently during her tenure with Digi-Data Corporation she became General Counsel for the entire corporation. In that capacity she was responsible for acquisitions, mergers, patents, customer, supplier, and employee contracts, and worked very closely with Digi- Data’s outside counsel firms. In March 2009, Ms. Luqman rejoined iGambit Inc. (“IGMB”) as Chief Financial Officer and General Counsel. Ms. Luqman has overseen and been responsible for IGMB’s SEC filings, FINRA filings and public company compliance requirements from its initial Form 10 filing with the SEC in 2010 through its reverse merger with Clinigence Holdings, Inc. in October 2019. Ms. Luqman received a Bachelor of Arts, a Juris Doctor, and a Master of Business Administration with a specialization in Finance from Hofstra University. Ms. Luqman is a member of the bar in New York and New Jersey.
Compensation Philosophy and Objectives
Our compensation philosophy is to attract, motivate, and retain talented executives responsible for Nutex’s success, which operates in an extremely competitive and rapidly evolving industry. With this in mind, we strive to set our compensation programs within the appropriate competitive framework and based on the achievement of its overall financial results, individual contributions, performance by our employees, and each executive’s potential to enhance long-term stockholder value. Within this overall philosophy, Nutex’s objectives are to:
•
motivate executives to achieve quantitative financial objectives and create a meaningful link between achievement of these objectives and individual executive compensation;

•
align our executives’ financial interests with our stockholders’ financial interests by providing significant long term equity based incentives; and

•
offer a competitive total compensation package that enables us to attract and retain top talent in a competitive external job market.

The compensation committee uses Nutex’s compensation philosophy and objectives as a guide in establishing the compensation programs, practices, and packages offered to our executives. The compensation committee also uses these objectives in assessing the proper allocation between long-term and short-term incentive compensation, and cash and non-cash compensation although Nutex has no formal policies requiring any specific allocation.
The compensation for the NEOs generally consists of three primary components: base salary, annual incentive bonus, and equity awards. Other compensation components include severance and change of control provisions, and generally available benefits such as health insurance, 401(k) retirement benefits, and participation in our incentive plans.
The compensation committee considers the proper allocation between fixed and variable compensation and long-term and short-term incentives by considering the balance that is required to attract and retain executives and reward them for the short-term success of Nutex’s business, while appropriately motivating the executives to strive to achieve Nutex’s long-term goals. The compensation committee also considers the need to offer compensation packages that are comparable to those offered by companies competing with Nutex for executive talent. In allocating between cash and non-cash compensation, Nutex generally seeks to be in the middle of its peer group for cash compensation, and above average for equity-based compensation so as to align the interests of Nutex stockholders and its NEOs. Nutex also believes that generally available benefits should be competitive with the external job market, in order to allow it to attract and retain talent. The compensation committee, however, does not have a pre-established policy or target a specific percentile among our peers for the allocation between long-term and short-term incentive compensation and cash and non-cash compensation.
Role and Authority of the Board and Compensation Committee
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to him to our

Compensation Committee and typically attends compensation committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals. Our Compensation Committee then reviews the recommendations and other data, including various compensation survey data and publicly-available data of our peers, and makes decisions as to the target total direct compensation for each executive officer, as well as each individual compensation element. While our Chief Executive Officer typically attends meetings of the Compensation Committee, the Compensation Committee meets outside the presence of our Chief Executive Officer when discussing and approving his compensation and when discussing certain other matters, as well.
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2022, the Board and the Compensation Committee retained Mercer, a national compensation consulting firm, to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The Board and the Compensation Committee engaged Mercer to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and fair. We do not believe the retention of, and the work performed by Mercer creates any conflict of interest.
Executive Compensation Arrangements
We have entered into offers of employment letters or employment agreements with each of Drs. Vo and Hosseinion, as well as Jon Bates, MBA, CPA. The material terms of these agreements are described below.
Thomas T. Vo, M.D., MBA entered into an employment agreement with the Company (the “Vo Employment Agreement”) to serve as Chief Executive Officer of the Company for a five-year term following completion of the Merger. The Vo Employment Agreement provides for an annual base salary of $1,000,000, subject to a three percent minimum increase annually and review on at least an annual basis. Dr. Vo is eligible to receive an annual cash bonus, the decision to provide, amount and terms of which are in the sole and absolute discretion of the Compensation Committee of the Board. In addition, Dr. Vo is entitled to participate in the 2022 Plan. Dr. Vo’s employment may be terminated at any time by Dr. Vo or the Company, subject to certain notice requirements. Upon termination of Dr. Vo’s employment by the Company without cause or Dr. Vo’s resignation for good reason and completion of a general release of claims, Dr. Vo will be entitled to receive (i) an amount equal to three times Dr. Vo’s most recent base salary, plus (ii) a proportional payment of any annual bonus amount Dr. Vo would have earned with respect to days employed during the year of termination, and (iii) treatment of any outstanding equity awards as determined in accordance with the terms of the applicable award agreements. In the event that Dr. Vo’s employment is terminated by the Company for cause, Dr. Vo will be entitled to receive any earned but unpaid base salary and annual bonus for services rendered through the date of termination and compensation or benefits vested subject to the terms of the applicable compensation or benefits program or arrangement. The Vo Employment Agreement also includes provisions regarding confidentiality, the assignment of intellectual property of the Company, participation in the Company’s employee benefit plans and reimbursement of expenses. Dr. Vo’s compensation represents 18.32% of total compensation.
Warren Hosseinion, M.D. entered into an employment agreement with the Company (the “Hosseinion Employment Agreement”) to serve as President of the Company for a five-year term following completion of the Merger. The Hosseinion Employment Agreement provides for an annual base salary of $750,000, subject to a minimum three percent increase annually and review on at least an annual basis. Dr. Hosseinion is eligible to receive an annual cash bonus, the decision to provide, amount and terms of which are in the sole and absolute discretion of the Board. In addition, Dr. Hosseinion is eligible to participate in any long-term incentive plan the Company makes available to its executives. Dr. Hosseinion’s employment may be terminated at any time by Dr. Hosseinion or the Company, subject to certain notice requirements.

Dr. Hosseinion’s resignation for good reason and completion of a general release of claims, Dr. Hosseinion will be entitled to receive a cash payment equal to (i) two times Dr. Hosseinion’s most recent base salary, plus (ii) an amount equal to the premium amounts paid for group medical, dental and vision coverage of Dr. Hosseinion for a period of twelve months. In the event that Dr. Hosseinion’s employment is terminated by the Company for cause, Dr. Hosseinion will be entitled to receive any earned but unpaid base salary and annual bonus for services rendered through the date of termination and compensation or benefits vested subject to the terms of the applicable compensation or benefits program or arrangement. The Hosseinion Employment Agreement also includes provisions regarding confidentiality, the assignment of intellectual property of the Company, participation in the Company’s medical and similar insurance plans and reimbursement of expenses. Dr. Hosseinion’s compensation represents 52.17% of total compensation.
In connection with his appointment as the Company’s Chief Financial Officer, on June 8, 2022, the Company entered into a two (2) year employment agreement with Jon C. Bates MBA, CPA (the “Bates Agreement”) pursuant to which Mr. Bates is entitled to receive a base annual salary of $300,000, subject to annual review by the Company’s Chief Executive Officer and Board. The employment agreement contains automatic one-year extensions at the end of each term unless 60-day advance notice of non-extension is delivered by either party. In the event the Company (or its successor) terminates Mr. Bates employment without cause or Mr. Bates resigns for good reason, severance benefits would be twelve months of base salary and a cash subsidy for group medical, dental and vision programs for twelve months. No severance is payable under the Bates Agreement if Mr. Bates employment is terminated by the Company for cause (as defined in the Bates Agreement), Mr. Bates resigns without good reason (as defined in the Bates Agreement) or is unable to perform due to death or disability. Mr. Bates is entitled to receive payment of all salary and benefits accrued up to the termination date of his employment upon any termination of employment, unpaid expense reimbursements, and accrued but unused paid time off within thirty (30) days. Mr. Bates will also be eligible to receive an annual cash bonus (the “Annual Bonus”) in an amount of up to forty percent (40%) of his base salary. The amount of the Annual Bonus will be recommended by the Chief Executive Officer at his discretion and approved by the Board. Mr. Bates shall be eligible to participate in the Company’s long-term incentive plan that may be available to similarly positioned executives. Mr. Bates’ compensation represents 2.99% of total compensation.
Elisa Luqman, ESQ., MBA entered into an employment agreement, as amended with the Company (the “Luqman Employment Agreement”) effective as of October 29, 2019 to serve as Chief Legal Officer (SEC) of the Company for an initial three-year term with a renewal term of one-year. The Luqman Employment Agreement provides for an annual base salary of $250,000. Ms. Luqman is eligible to receive an annual cash bonus, in the sole discretion of the Chief Executive Officer and the Board. In addition, Ms. Luqman is entitled to participate in any benefit plans offered by the Company. Ms. Luqman’s employment may be terminated at any time by either Ms. Luqman or the Company, subject to certain notice requirements. Upon termination of Ms. Luqman’s employment by the Company without cause or Ms. Luqman’s resignation for good reason and completion of a general release of claims, Ms. Luqman will be entitled to receive (i) an amount equal to the most recent base salary, plus (ii) any earned but unpaid annual bonus , (iii) treatment of any outstanding equity awards in accordance with the applicable award agreements, and (iv) an amount in cash equal to the Company’s premium amounts paid for coverage at the time of termination of coverage under the Company’s group medical, dental and vision programs, for a period of twelve (12) months. The Luqman Employment Agreement also includes provisions regarding confidentiality, the assignment of intellectual property of the Company, participation in the Company’s employee benefit plans and reimbursement of expenses. Ms. Luqman’s compensation represents 11.58% of total compensation.
Pamela Montgomery, ESQ., LLM., MSN, BSN, RN entered into an employment agreement, effective August 8, 2022, with the Company (the “Montgomery Employment Agreement”) to serve as Chief Legal Officer — Healthcare of the Company for a two-year term with a renewal term of two-years following completion of the Merger. The Montgomery Employment Agreement provides for an annual base salary of $250,000. Ms. Montgomery is eligible to receive an annual cash bonus, in the sole discretion of the Chief Executive Officer and the Board. In addition, Ms. Montgomery is entitled to participate in any benefit plans offered by the Company. Ms. Montgomery’s employment may be terminated at any time by either Ms. Montgomery or the Company, subject to certain notice requirements. Upon termination of Ms. Montgomery’s employment by the Company without cause or Ms. Montgomery’s resignation for good reason and completion of a general release of claims, Ms. Montgomery will be entitled to receive

(i) an amount equal to the most recent base salary, plus (ii) any earned but unpaid Annual Bonus, with such amount to be paid out over twelve (12) months, (iii) treatment of any outstanding equity awards in accordance with the terms of the applicable award agreements, and (iv) an amount in cash equal to the Company’s premium amounts paid for coverage at the time of termination of coverage under the Company’s group medical, dental and vision programs for a period of twelve (12) months. The Montgomery Employment Agreement also includes provisions regarding confidentiality, the assignment of intellectual property of the Company, participation in the Company’s employee benefit plans and reimbursement of expenses. Ms. Montgomery’s compensation represents 5.38% of total compensation.
Mr. Bowen, who resigned as the Company’s Chief Financial Officer effective June 30, 2022, was entitled to a base salary of $225,000 pursuant to his original employment agreement and $250,000 pursuant to his Employment and Transition Agreement, dated June 8, 2022, for the duration of the transition period ending June 30, 2023.
The 2022 annual base salaries for our NEOs were $1,000,000 for Thomas T. Vo, M.D., MBA, $750,000 for Warren Hosseinion, M.D., $300,000 for Jon C. Bates, MBA, CPA, $225,000 for Michael Bowen, $250,000 for Pamela Montgomery, ESQ., LLM., MSN, BSN, RN and $250,000 for Elisa Luqman ESQ., MBA.
Equity Awards
The following table presents certain information concerning the outstanding option and RSU awards held as of December 31, 2022 by each NEO. The market values below are based on the reported closing market price of our common stock on Nasdaq as of December 30, 2022 ($1.90 per share).
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options(#): Exercisable	Number of Securities Underlying Unexercised Options (#): Unexerciseable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas T. Vo	0	0	0	0	0	0	0	0
Warren Hosseinion	1,659,779	1,659,779	(1)	(1)	0	0	0	0
Jon C. Bates	0	0	0	0	0	0	0	0
Michael Bowen	200,000	200,000	$2.75	9/9/2031	0	0	0	0
Elisa Luqman	667,106	667,106	(2)	(2)	0	0	0	0
Pamela Montgomery	0	0	0	0	0	0	0	0

(1)
Includes options to purchase 100,000 shares of common stock at $1.50 per share with an expiration date of 1/27/2030, options to purchase 100,000 shares of the common stock at $1.50 per share with an expiration date of 1/28/2031, options to purchase 600,000 shares of the common stock at $1.61 per share with an expiration date of 5/11/2027, and options to purchase 859,779 shares of the common stock at $2.75 per share with an expiration date of 9/9/2031.

(2)
Includes options to purchase 67,106 shares of the commons stock at $1.50 per share with an expiration date of 1/27/2030, options to purchase 50,000 shares of the commons stock at $1.50 per share with an expiration date of 5/22/2027, options to purchase 400,000 shares of the common stock at $1.61 and per share with an expiration date of 1/28/2031 and options to purchase 150,000 shares of common stock at $2.75 per share with an expiration date of 9/9//2031.
Benefits, Compensation, and other Considerations
Pension Benefits.   None of the NEOs participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by Nutex.
Nonqualified Deferred Compensation.   None of the NEOs participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by Nutex.
Health and Welfare Plans.   In 2022, we reimbursed our President for medical benefits pursuant to his employment agreement as set forth in the executive compensation table above, and the remaining NEOs participated in a 401(k) retirement savings plan maintained by Nutex. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2022, the Company made matching contributions up to 3% under the 401(k) plan.
In 2022, the NEOs participated in standard health and welfare plans maintained by Nutex Health Inc. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
Tax Gross-Ups.   There were no gross up payments in 2022. Each employment agreement provides that if the compensation and benefits payable under such agreement would constitute a “parachute payment” under Section 280G of the Internal Revenue Code, then the employment agreement or award agreements, as the case may be, would provide either the full amount or a lesser amount such that no portion is subject to Section 280G, whichever provides the higher after-tax amount, including the potential taxes under Section 4999.
Severance and Change in Control Payments and Benefits.   Awards granted under the 2022 Plan do not automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The 2022 Plan provides flexibility to the committee to determine how to adjust awards at the time of a sale of the Company.
Tax and Accounting Considerations.   While our Compensation Committee generally considers the financial accounting and tax implications to us of its executive compensation decisions, neither element was a material consideration in the compensation awarded to our NEOs in 2022. We are generally entitled to a U.S. federal income tax deduction with respect to compensation income paid to our service providers, subject to limitation under Section 162(m) of the Code, with respect to compensation in excess of $1 million paid in any one year to each of certain of our current and former executive officers. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).
Securities Trading Policy
Our Board has adopted a Securities Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. Our Securities Trading Policy can be found under the Corporate Governance section of our web site at https://www.nutexhealth.com/governance-documents.

Compensation Recovery (“Clawback”) Policy
We have adopted a compensation recovery policy (the “Clawback Policy”), which provides that if we are required to prepare an accounting restatement due to any material non-compliance with financial reporting requirements under the federal securities laws, then the Board or a duly established committee thereof may require certain officers, including our NEOs, to repay or forfeit any “excess compensation” in the event it finds, in its sole discretion, that the executive officer contributed to the circumstances requiring the restatement and that it involved either (a) intentional misconduct or an intentional violation of any of the Company’s rules or applicable legal or regulatory requirements or (b) fraud. “Excess compensation” refers to the pre-tax amount in excess of what would have been paid to the executive officer under the accounting restatement of any incentive-based compensation that is granted, earned or vested based on the attainment of a performance measure during the three year period preceding the date on which we are required to prepare such accounting restatement. The Clawback Policy applies to incentive-based compensation granted after the adoption of this policy.
Once Nasdaq’s proposed listing standards, pursuant to SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, become effective, we intend to adopt a revised clawback policy consistent with the new requirements.
Compensation Committee Report
Our Compensation Committee has reviewed the “Compensation Discussion and Analysis” section of this Proxy Statement required by Item 402(b) of Regulation S-K and discussed such section with management. Based on this review and discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
By the Compensation Committee of the Board of Directors of Nutex Health Inc.,
Mitchell Creem, MHA (Chair)
Cheryl Grenas, R.N., M.S.N.
Michael Reed, MPH

Summary Compensation Table
The merger of Nutex Health Holdco LLC with Clinigence Holdings, Inc. (renamed Nutex Health Inc.) occurred on April 1, 2022. On such date, Dr. Vo became the company’s CEO, Dr. Hosseinion President; Mr. Bowen the CFO, Ms. Luqman Chief Legal Officer — SEC and Ms. Montgomery Chief Legal Officer — Healthcare. Prior to April 1, 2022:
•
pre-merger Clingience Holdings Inc. had the following officers: Dr. Hosseinion (CEO); Michael Bowen (CFO) and Ms. Luqman (Chief Legal Officer);

•
pre-merger Nutex Health Holdco had the following officers: Dr. Vo (CEO) and Ms. Montgomery (Chief Legal Officer); and

•
compensation was paid to such officers in their capacities at each of pre-merger Clinigence and pre-merger Nutex Health Holdco, as applicable based on compensation decisions made at and performance of these respective entities.

The following table sets forth information concerning the compensation of the NEOs for the year ended December 31, 2022, 2021, and 2020:
Current Officers Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock(1) ($)	Option Awards(2) ($)	Non-equity Incentive Plan Compensation ($)	Change in pension value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas T. Vo, MD, MBA, Chief Executive Officer(4)	2022	931,841	0	0	0	0	0	6,384(8)	938,225
	2021	251,310	0	0	0	0	0	6,354	257,664
	2020	151,310	0	0	0	0	0	7,536	158,846
Warren Hosseinion MD, President(5)	2022	686,350	0	0	1,960,228	0	0	25,500(8)	2,672,078
	2021	342,805	150,000	0	964,602	0	0	375,263(3)	1,307,407
	2020	0	0	0	338,638	0	0	0	338,638
Jon Bates, MBA, CPA Chief Financial Officer(6)	2022	150,000	0	0	0	0	0	2,912(8)	152,912
	2021	0	0	0	0	0	0	0	0
	2020	0	0	0	0	0	0	0	0
Michael Bowen(7)	2022	230,100	0	0	455,984	0	0	0	642,600
	2021	167,509	50,000	0	0	0	0	0	217,509
	2020	0	0	0	0	0	0	0	0
Pamela Montgomery, ESQ.,
LL.M, MSN, BSN, RN Chief Legal Officer – Healthcare	2022	247,596	12,500	0	0	0	0	15,259(8)	275,355
	2021	143,872	86,402	0	0	0	0	14,034	244,308
	2020	143,872	62,018	0	0	0	0	8,786	214,676
Elisa Luqman, ESQ., MBA Chief Legal Officer – SEC	2022	251,334	0	0	341,988	0	0	0	593,322
	2021	157,600	125,000	2,415	643,068	0	0	0	928,083
	2020	133,225	0	0	217,328	0	0	0	350,553

(1)
Discretionary stock grants made in 2021 for 2020 performance. These amounts reflect the grant date fair values of performance awards. The amounts reported do not reflect compensation actually received.

(2)
Discretionary stock option grants made in 2022 for completion of Merger, 2021 for completion of AHA Acquisition Corp. and AHP Health Management Services Inc. mergers (“AHA and AHP

Mergers”) and discretionary stock option grants made in 2020 for performance. These amounts reflect the grant date fair values of performance awards. The amounts reported do not reflect compensation actually received.
(3)
Tax gross-up payment to Dr. Hosseinion for effect of stock option grants pursuant to the AHA and AHP Mergers in light of his contributions and this tax being applicable due to Dr. Hosseinion receiving reduced amounts of compensation for his service prior to entering into the AHA and AHP Merger Agreement.

(4)
Dr. Vo was appointed Chief Executive Officer of Nutex Health Inc. on April 1, 2022 with an annual base salary of $1,000,000. Prior to April 1, 2022, Dr. Vo was Chief Executive Officer of an affiliate of Nutex Health Holdco LLC. In such capacity, he received an annual salary of $251,310 and $151,310 for each of 2021 and 2020, respectively.

(5)
Dr. Hosseinion was appointed President of the Company on April 1, 2022 with an annual base salary of $750,000. Prior to April 1, 2022, and starting February 26, 2021, Dr. Hosseinion was Chief Executive Officer of Clinigence Holdings, Inc. with a base salary of $475,000.

(6)
Jon Bates, MBA, CPA was appointed Chief Financial Officer of the Company effective June 30, 2022, with an annual base salary of $300,000.

(7)
Michael Bowen served as the Company’s Chief Financial Officer from February 26, 2021 until June 30, 2022 with an annual base salary of $225,000. Pursuant to his Employment and Transition Agreement dated June 8, 2022, Mr. Bowen was paid $225,000 during fiscal year 2022.

(8)
Reflects health, dental, and life insurance premiums paid for the applicable year.

Narrative to Summary Compensation Table
In addition to the material terms of the employment agreements discussed above in the section titled “Executive Compensation Arrangements,” the below provides a narrative to the above Summary Compensation Table.
2022 Salaries
Nutex provides base salary to the NEOs and other employees to compensate them for services rendered on a day-to-day basis during the fiscal year.
The compensation committee reviews executive base salaries in conjunction with Nutex’s annual performance review process. During this process, Nutex’s Chief Executive Officer will review the performance of the NEOs (other than himself) and will report those findings to the Compensation Committee. A NEO’s personal performance will be judged in part on whether Nutex’s business objectives are being met. In setting base salary, management and the Compensation Committee considers each NEO’s experience, skills, knowledge, responsibilities, and performance, Nutex’s performance as a whole, and the report and recommendations of Nutex’s Chief Executive Officer (other than for himself). An assessment of a NEO’s personal performance is qualitative, with much reliance on our Chief Executive Officer’s subjective evaluation of a NEO’s personal performance (other than his own personal performance) and the Compensation Committee’s experience and knowledge regarding compensation matters. No specific weight is attributed to any of the factors considered by the Compensation Committee in setting base salary changes. For newly hired NEOs, the Compensation Committee also considers the base salary of the individual at his or her prior employment and any unique personal circumstances that motivated the executive to leave that prior position and join Nutex. The compensation committee aims to keep salaries in line with the external job market. Increases over the prior year’s base salary will be considered within the context of Nutex’s overall annual compensation adjustment budget to ensure that any increases are fiscally prudent and feasible for Nutex. The compensation committee does not apply specific formulas to determine increases. There is no process in setting these annual merit increase budgets other than the annual business planning process.
In 2022, the NEOs received an annual base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2022 annual base salaries for our NEOs were $1,000,000 for Thomas T. Vo, M.D., MBA, $750,000 for Warren Hosseinion,

M.D., $300,000 for Jon C. Bates, MBA, CPA, $225,000 for Michael Bowen, $250,000 for Pamela Montgomery ESQ., LLM., MSN, BSN, RN and $250,000 for Elisa Luqman ESQ., MBA. The actual base salaries earned by our NEOs for services in 2022 are set forth above in the Summary Compensation Table in the column entitled “Salary”.
2022 Bonuses
Our NEOs were eligible to earn cash bonuses for work performed in calendar year 2022, as determined by our Board and Compensation Committee (or a subcommittee thereof). No bonuses were awarded for fiscal year 2022. In connection with the Closing of the Merger, our Chief Legal Officer- Healthcare was awarded a bonus of $12,500. As of the Closing of the Merger, the Compensation Committee elected not to award any cash bonus payments to any of the executive officers for fiscal year 2022.
Equity Compensation Plan Information
Internal Revenue Code Section 409A
Internal Revenue Code Section 409A (“Section 409A”) imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although Nutex does not maintain a traditional nonqualified deferred compensation plan, Section 409A does apply to certain severance and bonus arrangements and equity awards. Further, Nutex intends to structure its equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.
2019 Omnibus Equity Incentive Plan
In 2019, we adopted the 2019 Omnibus Equity Incentive Plan (the “2019 Plan”). Awards granted under the 2019 Plan have a ten-year term and may be incentive stock options, non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance units or performance shares. The awards were granted at an exercise price equal to the fair market value on the date of grant and generally vest over a four-year period. The 2019 Plan has since been replaced by the 2022 Plan (as defined below).
2022 Equity Incentive Plan
On March 16, 2022, the shareholders of the Company approved the Amended and Restated Nutex Health Inc. 2022 Equity Incentive Plan (the “2022 Plan”) which amended and replaced, in its entirety, the 2019 Plan upon the closing of the merger by and among the Company, Nutex Acquisition LLC (“Merger Sub”), Micro Hospital Holding LLC (solely for the purposes of certain sections), Nutex Health LLC (solely for the purposes of certain sections) and Thomas T. Vo, solely in his capacity as the representative of the equityholders of the Company, pursuant to which Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of the Company (the “Merger”). Awards granted under the 2022 Plan have a ten- year term and may be incentive stock options, non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance units or performance shares. The awards are granted at an exercise price equal to the fair market value on the date of grant and generally vest over a four-year period. The Compensation Committee believes that unvested equity awards are a key factor in motivating and retaining executive personnel, as well as incentivizing executive personnel to preserve the current value and grow the future value of Nutex common stock, thereby furthering the interests of Nutex’s other stockholders.
The 2022 Plan can be found in its entirety as Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2023, and available at www.sec.gov.
In March of 2022, the Compensation Committee made grants of 3,624,000 Nonqualified Stock Options to the executive officers, consultants, and directors under the 2022 Plan. In December of 2022, 1,040,221 stock option grants were surrendered and cancelled.
Grants of Plan-Based Awards in 2022
During the fiscal year ended December 31, 2022 no equity awards were made pursuant to our 2019 Plan and our 2022 Plan.

Option Exercises and Stock Vested in 2022
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thomas T. Vo	—	—	—	—
Warren Hosseinion	—	—	859,779	1,960,228
Jon C. Bates	—	—	—	—
Michael Bowen	—	—	200,000	455,985
Elisa Luqman	—	—	150,000	341,988
Pamela Montgomery	—	—	—	—

(1)
Discretionary stock option grants made in 2022 for completion of Nutex merger. These amounts reflect the grant date fair values of performance awards. The amounts reported do not reflect compensation actually received.

Potential Payments upon Termination or Change in Control
The table below sets forth the estimated amount of payments and other benefits each NEO would have been entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2022. The information is provided relative to the NEO’s termination or change in control policies or arrangements in place on such date. The values relating to vesting of stock options and RSU awards are based upon a per share fair market value of our common stock of $1.90 the closing price of a share of our common stock as reported on Nasdaq on December 30, 2022, the last trading day in 2022.
Name	Salary and Other Cash Payments ($)(1)	Bonus ($)(2)	Vesting of Stock Options ($)(3)	Vesting of RSUs ($)(4)	Health and Dental Benefits ($)(5)	Total ($)
Thomas T. Vo	3,000,000	0	0	0	0	3,000,000
Warren Hosseinion	1,500,000	0	0	0	51,000	1,551,000
Jon C. Bates	300,000	120,000	0	0	6,000	426,000
Michael Bowen	0	0	0	0	0	0
Elisa Luqman	250,000	0	0	0	0	250,000
Pamela Montgomery	250,000	0	0	0	30,600	280,600

(1)
Upon termination of employment by the Company without cause or resignation for good reason, Dr. Vo will be entitled to receive an amount equal to three times Dr. Vo’s most recent base salary, Dr. Hosseinion’s will be entitled to receive a cash payment equal to two times Dr. Hosseinion’s most recent base salary and Mr. Bates, Ms. Luqman or Ms. Montgomery’s will each be entitled to twelve months of each’s most base salary.

(2)
Upon termination of employment by the Company without cause or resignation for good reason, Dr. Vo will be entitled a proportional payment of any annual bonus amount Dr. Vo would have earned with respect to days employed during the year of termination, Mr. Bates will be entitled an annual cash bonus in an amount of up to forty percent (40%) of his Base Salary, and Dr. Hosseinion. Ms. Luqman and Ms. Montgomery would be entitled to accrued but unpaid bonuses. There were no accrued and unpaid bonuses as of December 31, 2022.

(3)
There are no unvested Stock Options as of December 31, 2022.

(4)
There are no unvested RSUs as of December 31, 2022.

(5)
Upon termination of employment by the Company without cause or resignation for good reason Dr. Hosseinion. Mr. Bates, Ms. Luqman and Ms. Montgomery are entitled to an amount equal to the premium amounts paid for group medical, dental and vision coverage for a period of twelve months.

CEO Pay Ratio for 2022
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information for fiscal year 2022 about the relationship of the annual total compensation of Nutex’s employees and the annual total compensation of Nutex’s Chief Executive officer, Dr. Vo.
(1)
the annual total compensation of Nutex’s median employee was $70,418;

(2)
the annual total compensation of Nutex’s Chief Executive Officer was $938,225, based on the total compensation as reflected in the Summary Compensation Table above and with base salary annualized for 2022; and

(3)
our estimate of the ratio of Nutex’s Chief Executive Officer’s annual total compensation to Nutex’s median employee’s annual total compensation was 13 to 1.

As permitted by SEC rules, we selected the individual who represented Nutex’s median employee, by reviewing annual base salary, commissions, annual bonus amounts, stock-based compensation (based on the grant date fair value of awards granted during 2022), benefits, company contributions to the 401(K) plan paid by Nutex for all approximately 1,200 individuals who were employed by Nutex on December 31, 2022 (whether employed on a full-time, part-time, seasonal, or temporary basis). We did not annualize total direct compensation for employees employed by us for less than the full fiscal year.
Once we selected the individual who represented the median employee, we then calculated the annual total compensation for this employee using the same methodology we used for the NEOs in the ‘‘2022 Summary Compensation’’ table located above to yield the median annual total compensation disclosed above.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officers (the “PEOs”) and our other named executive officers (the “Other NEOs”) as presented in the Summary Compensation Table on page 51 (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”), (iii) certain financial and other performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 48.
In the table below, performance information for the fiscal periods prior to the closing of the Merger has not been included since it cannot be meaningfully calculated. As a result of the Merger, Clinigence Holdings, Inc. (renamed Nutex Health Inc.) was listed and commenced trading on Nasdaq, was assigned a new CUSIP number and assigned a new 34 Act SEC file number. Prior to the Merger, Clinigence was a population health management company with its common stock trading on the over-the-counter market and had total 2021 revenue of $18.8 million. As of April 1, 2022, Nutex Health is primarily a healthcare services and operations company that owns and operates hospitals in eight states, with a 2022 revenue of $198.5 million. Nutex Health Holdco, the accounting acquiror, was a private company prior to April 1, 2022. Former members of Nutex Holdco received approximately 92% of the shares of Nutex Health Inc.

outstanding as a result of the Merger. As a result, neither TSR (as defined below) nor Peer Group TSR is comparable for periods prior to the merger, and Net Income and Adjusted EBITDA of the public company prior to the Merger would not be meaningfully comparable.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	Value of Initial Fixed $100 Investment Based On:		(j)	(k)
							(h)	(i)
Year	Summary Compensation Table Total for First PEO ($)(1)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to First PEO ($)(2)	Compensation Actually Paid to Second PEO ($)(2)	*Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)	*Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income (Loss) ($)(7)	Adjusted EBITDA ($)(8)
2022	938,225	2,672,078	938,225	2,192,404	416,047	319,133	(4.50)	(0.49)	(424,780,446)	12,547,923

*
Amounts presented are averages for the entire group of Other NEOs in 2022.

(1)
The dollar amount reported in column (b) is the amount of total compensation reported for Dr. Vo (our Chief Executive Officer) for the corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.” The dollar amount reported in column (c) is the amount of total compensation reported for Dr. Hosseinion (our President) for the corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.” The dollar amount reported in column (f) is the average amount of total compensation reported for Non-PEO Named Executive Officers for the corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amount reported in column (d) represents the amount of “compensation actually paid” to Dr. Vo. The dollar amount reported in column (e) represents the amount of “compensation actually paid” to Dr. Hosseinion as computed in accordance with Item 402(v) of Regulation S-K. The dollar amount does not reflect the actual amount of compensation earned by or paid to Dr. Hosseinion during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Hosseinion’s total compensation.

2022 ($)
Year	Reported summary Compensation Table Total for Second PEO	Reported Value of Equity Awards for Second PEO(a)	Equity Award Adjustments(b)	Compensation Actually paid to Second PEO
2022	2,672,078	1,960,228	(479,674)	2,192,404

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for the applicable year includes the subtraction of the change in fair value as of the vesting date that become vested as of the end of a covered fiscal year.

(3)
The dollar amount reported in column (f) represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Dr. Vo, who has served as CEO in 2022 and Dr. Hosseinion who served at the Company’s President in 2022) in the “Total” column of the Summary Compensation Table in 2022. The names of each of the NEOs (excluding Drs. Vo and

Hosseinion) included for purposes of calculating the average amounts in 2022 are Jon Bates, MBA, CPA, Michael Bowen, Elisa Luqman, ESQ., MBA and Pamela Montgomery, ESQ., LLM, MSN, BSN, RN.

(4)
The dollar amount reported in column (g) represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Drs. Vo and Hosseinion), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amount does not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Drs. Vo and Hosseinion) during 2022. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group.

Average Reported summary Compensation Table Total for Non-PEO Named Executive Officers	Average Reported Value of Equity Awards for Non-PEO Named Executive Officers(c)	Equity Award Adjustments for Non-PEO Named Executive Officers(d)	Compensation Actually for Non-PEO Named Executive Officers
416,047	398,987	(96,914)	319,133

(c)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(d)
The equity award adjustments for the applicable year includes the subtraction of the change in fair value as of the vesting date that become vested as of the end of a covered fiscal year.

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not pay any dividends during the measurement period.

(6)
Represents the weighted peer group TSR. weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is in the following published industry index: Dow Jones US Health Care index.

(7)
The dollar amount reported represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year. Includes a non-cash Goodwill impairment charge of $398.1 million taken in 2022 as a result of the Merger.

(8)
Adjusted EBITDA is defined as net income plus non-cash interest expense, depreciation and amortization, interest and other income, income tax provision, loss (gain) on the extinguishment of debts, stock-based compensation expense and restructuring or other unusual charges. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

Relationships between Compensation Actually Paid to our NEOs and Performance Measures
The following charts show the relationships over the past year of the compensation actually paid Amounts for our PEOs and Other NEOs as compared to our cumulative total shareholder return (“TSR”), Net Income and Adjusted EBITDA:
Compensation Actually Paid vs. TSR
As demonstrated by the following graph, the amount of compensation actually paid to Dr. Vo, our CEO, and Dr. Hosseinion, our President, and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Drs. Vo and Hosseinion) is not aligned with the Company’s cumulative

TSR for 2022 as presented in the table. The nonalignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the 2022 losses was due to a non-cash Goodwill impairment charge of $398.1 million taken in 2022 as a result of the Merger and compensation actually paid to Dr. Hosseinion and to the other NEOs is comprised mainly of equity awards. In addition, $1,480,554 of the second PEO’s compensation actually paid shown below was paid in connection with the Merger.

Compensation Actually Paid vs. Company TSR
PEO
Second PEO
Average for Non-PEO
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$0.00
($0.50)
($1.00)
($1.50)
($2.00)
($2.50)
($3.00)
($3.50)
($4.00)
($4.50)
($5.00)
Cummulative TSR
(value of initial $100 investment)
$938,225
$2,192,404
$319,133
PEO
Second PEO
Average for Non-PEO
2022

Compensation Actually Paid vs. Net Income
As demonstrated by the following table, the amount of compensation actually paid to Dr. Vo, Dr. Hosseinion and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Drs. Vo and Hosseinion) is not aligned with the Company’s Net Income for 2022 as presented in the table. The nonalignment of compensation actually paid with the Company’s cumulative TSR for the year 2022 is because a significant portion of the 2022 losses was due to a non-cash Goodwill impairment charge of $398.1 million taken in 2022 as a result of the Merger and compensation actually paid to Dr. Hosseinion and to the other NEOs is comprised mainly of equity awards.

Compensation Actually Paid vs. Net Income (Loss)
PEO
Second PEO
Average for Non-PEO
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$2,192,404
$938,225
$319,133
$0
($50,000,000)
($100,000,000)
($150,000,000)
($200,000,000)
($250,000,000)
($300,000,000)
($350,000,000)
($400,000,000)
($450,000,000)
Net Income (Loss)
PEO
Second PEO
Average for Non-PEO
2022

Compensation Actually Paid vs. Adjusted EBITDA
As demonstrated by the following table, the amount of compensation actually paid to Dr. Vo, Dr. Hosseinion and the average amount of compensation actually paid to the Company’s NEOs as a group

(excluding Drs. Vo and Hosseinion) is generally aligned with the Company’s Adjusted EBITDA for the year 2022. As described above, Adjusted EBITDA is defined as net income plus non-cash interest expense, depreciation and amortization, interest and other income, income tax provision, loss (gain) on the extinguishment of debts, stock-based compensation expense and restructuring or other unusual charges.

Compensation Actually Paid vs. Adjusted EBITDA
PEO
Second PEO
Average for Non-PEO
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$2,192,404
$938,225
$319,133
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Adjusted EBITDA
PEO
Second PEO
Average for Non-PEO
2022

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity Compensation Plan Information
Internal Revenue Code Section 409A
Discussion of Section 409A can be found in the “Equity Compensation Plan Information — Internal Revenue Code Section 409A” section above.
2019 Omnibus Equity Incentive Plan
Discussion of the 2019 Plan can be found in the “Equity Compensation Plan Information — 2019 Omnibus Equity Incentive Plan” section above.
2022 Equity Incentive Plan
Discussion of the 2022 Plan can be found in the “Equity Compensation Plan Information — 2022 Equity Incentive Plan” section above.
Upon approval of the 2023 Plan, we will no longer grant any awards under the 2022 Plan.
The following table contains information as of December 31, 2022 regarding shares of common stock that may be issued under our equity compensation plans.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,147,770	$2.32	1,352.240
Equity compensation plans not approved by security holders
Total	5,147,770	$2.32	1,352,240
Stock Options.   Both Incentive Stock Options (“ISOs”) (which are entitled to potentially favorable tax treatment) and nonqualified stock options (“NQSOs”) may be granted under the 2022 Plan. The committee will determine the vesting schedule and number of shares covered by each stock option granted to a participant. The stock option exercise price is determined at grant by the committee and must be at least 100% of the fair market value of a share of common stock on the date of grant (110% for ISOs granted to stockholders who own more than 10% of the total outstanding shares of the company, its parent or any of its subsidiaries). The term of a stock option shall not exceed ten years from the date of grant (or five years for ISOs granted to stockholders who own more than 10% of the total outstanding shares of the company, its parent or any of its subsidiaries).
Other Shares or Share-Based Awards.   The committee may grant other forms of equity-based or equity-related awards other than stock options, restricted stock, or RSUs. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.
Clawback Rights.   Awards granted under the 2022 Plan will be subject to recoupment or clawback under the Company’s clawback policy or applicable law, both as in effect from time to time.
Change of Control of Company.   Awards granted under the 2022 Plan do not automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The 2022 Plan provides flexibility to the committee to determine how to adjust awards at the time of a sale of the Company.
No Repricing.   The 2022 Plan prohibits the amendment of the terms of any outstanding award, and any other action taken in a manner to achieve (i) the reduction of the exercise price of NQSOs, ISOs or stock appreciation rights (collectively, “Stock Rights”); (ii) the cancellation of outstanding Stock Rights in exchange for cash or other awards with an exercise price that is less than the exercise price or base price of the original award; (iii) the cancellation of outstanding Stock Rights with an exercise price or base price that is less than the then current fair market value of a share of common stock in exchange for other awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for the purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the common stock is listed or quoted without stockholder approval.
Transferability of Awards.   Awards under the 2022 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative.
Adjustments.   As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2022 Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, reverse stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
Amendment and Termination.   The Board may amend, modify or terminate the 2022 Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the board or the committee, constitutes a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of common stock are then listed. The 2022 Plan will terminate at the earliest of (i) termination of the 2022 Plan by the Board, or (ii) the tenth anniversary of the board adoption of the 2022 Plan. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Since January 1, 2022, we have engaged in the following transactions with our directors and executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and such 5% stockholders. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.
Related Person Transactions
Our Chief Executive Officer Thomas T. Vo., M.D., MBA has interests in the Physician LLCs (as defined below) and Micro Hospital Holding LLC, an affiliate of the Company, which has been consolidated by the Company as a variable interest entity (“VIE,” together with the other Physician LLCs, “VIEs”).
Most of our hospital division facilities, including the Physician LLCs controlled by or affiliated with Dr. Vo, are leased from real estate entities which are owned by related parties (“Physician LLCs”). These leases are typically on a triple net basis where our hospital division is responsible for all operating costs, repairs and taxes on the facilities. During the years ended December 31, 2022, 2021 and 2020, we made cash payments for these lease obligations totaling $13,016,727, $10,736,652 and $5,492,007, respectively. Currently, we consolidate real estate entities as VIEs when they do not have sufficient equity at risk and our hospital entities are guarantors or co-borrowers under their outstanding mortgage loans. The consolidated real estate entities have mortgage loans payable to third parties which are collateralized by the land and buildings.
While we have no direct ownership interest, we have historically provided support to the Physician LLCs in the event of cash shortages and received the benefit of their cash surpluses, the amounts due from Physician LLCs totaled $0 at December 31, 2022 and $1,891,147 at December 31, 2021. In 2022, we forgave certain amounts due from Physician LLCs for past advances made by us in support of their operations. We recognized a net expense of $1,506,650 in the three months ended March 31, 2022 as general and administrative expense in the consolidated statements of operations. No such expense was recognized subsequently.
Indemnification of Directors
Our Amended and Restated Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL and provides that no director will have personal liability to us or to our stockholders for monetary damages for any breach of fiduciary duty as a director. In addition, we have entered into indemnification agreements with each of our directors that that require us, among other things, to indemnify each director for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors. See the “Corporate Governance — Limitation of Liability and Indemnification” section of this proxy statement for a further discussion of these arrangements.
Policies and Procedures for Related Person Transactions
Our Board has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer (SEC) is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Ethics policy, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of May 18, 2023, with respect to holdings of our common stock:
(1)
stockholders who beneficially owned more than 5% of the outstanding shares of our common stock;

(2)
each of our NEOs and directors; and

(3)
all directors and executive officers as a group.

The number of shares of common stock beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
Unless otherwise indicated, we believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, TX 77081.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Tom Vo, Chairman and CEO(1)	267,322,776	40.72%
Premier Macy Management Holdings, LLC(2)	41,964,832	6.39%
Dr. Danniel Stites(3)	5,355,375	*
Warren Hosseinion, President and Director(4)	1,930,047	*
Mitchell Creem, Director(5)	343,866	*
Cheryl Y. Grenas, Director	—	*
Michael L. Reed, Director	—	*
John J. Waters, Director(6)	508,320	*
Jon C. Bates, Chief Financial Officer(7)	168,515	*
Elisa Luqman, Chief Legal Officer (SEC) and Secretary(8)	679,976	*
Pamela W. Montgomery, Chief Legal Officer (Healthcare)(9)	49,505	*
Executive Officers and Directors as a Group	318,323,212	48.48%

*
Less than 1%.

(1)
Micro Hospital Holding LLC (“MHH”) is the direct beneficial owner of 267,322,776 shares of common stock. Dr. Vo, the Chairman and Chief Executive Officer of the Company, as the 100% owner and sole manager of MHH, is deemed to be the indirect beneficial owner of such shares.

(2)
Premier Macy Management Holdings, LLC is the direct beneficial owner of 41,964,832 shares of common stock. Each of Dr. Young and Cynthia J. Young, as co-trustees of the First Amended & Restated Matthew Stephen Young & Cynthia Jane Young Joint Living Trust, the 99% owner of Macy GP LLC, the 100% owner of Premier Macy Management Holdings, LLC, can be deemed to be the indirect beneficial owners of the shares reported herein.

(3)
Stites PLLC (“STITES”) is the direct beneficial owner of 5,355,375 shares of common stock. Dr. Stites as the 100% owner and sole manager of STITES, is the indirect beneficial owner of such shares.

(4)
Includes options to purchase 200,000 shares of the common stock at $1.50 per share, and options to purchase 600,000 shares of the common stock at $1.61 per share, options to purchase 859,779 shares of the common stock at $2.75 per share and a warrant to purchase 21,590 shares of the common stock at $6.67 per share.

(5)
Includes options to purchase 10,120 shares of the common stock at $5.56 per share, options to purchase 75,000 shares of common stock at $1.50 per share, options to purchase 45,000 shares at $1.61 and options to acquire 182,000 shares of common stock at $2.75 per share.

(6)
Includes options to purchase 102,800 shares of common stock at $1.50, 45,000 common shares at $1.61, per share, warrants to purchase 32,258 common shares at $1.55 per share and options to acquire 182,000 shares of common stock at $2.75 per share.

(7)
Includes 99,010 Restricted Stock Unit (RSUs) with 49,505 vesting on March 1, 2024 and 49,505 on March 1, 2025.

(8)
Includes 1,370 shares of common stock held by Muhammad Luqman, Ms. Luqman’s husband, options to purchase 117,106 shares of the commons stock at $1.50 per share, options to purchase 400,000 shares of the common stock at $1.61 per share and options to purchase 150,000 shares of common stock at $2.75 per share.

(9)
Includes 33,003 RSUs, with 16,502 vesting on March 1, 2024 and 16,501 vesting on March 1, 2025.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2022 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2022 other than 11 Form 4s filed by John Waters, Warren Hosseinion, Lawrence Schimmel, Mitchell Creem, Michael Bowen, Elisa Luqman, Andrew Barnett, and Fredrick Sternberg, which were filed late.
Change of Control
Merger of Nutex Health Holdco LLC and Clinigence Holdings, Inc.
On April 1, 2022, the Merger of Nutex Health Holdco LLC and Clinigence Holdings, Inc. (“Clinigence”) was completed pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) entered on November 23, 2021 between Clinigence, Nutex Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Clinigence, Nutex, Micro Hospital Holding LLC (solely for the purposes of certain sections of the Merger Agreement), Nutex Health Holdco LLC and Thomas Vo, M.D., solely in his capacity as the representative of the equity holders of Nutex Health Holdco LLC.
In connection with the Merger Agreement, Nutex Health Holdco LLC entered into certain Contribution Agreements with holders of equity interests (“Nutex Owners”) of subsidiaries and affiliates (the “Nutex Subsidiaries”) pursuant to which such Nutex Owners agreed to contribute certain equity interests in the Nutex Subsidiaries to Nutex Health Holdco LLC in exchange for specified equity interests in Nutex Health Holdco LLC (collectively, the “Contribution Transaction”). Nutex owners having ownership interests representing approximately 84% of the agreed upon aggregate equity value of the Nutex Subsidiaries agreed to contribute all or a portion of their equity interests, as applicable.
Pursuant to the Merger Agreement, each unit representing an equity interest in Nutex Health Holdco LLC issued and outstanding immediately prior to the effective time of the Merger but after the Contribution Transaction was converted into the right to receive 3.571428575 shares of common stock of Clinigence, or an aggregate of 592,791,712 shares of common stock of Clinigence.
Potential Future Stock Issuances. Under the terms of the Contribution Agreements, contributing owners of the under construction hospitals and ramping hospitals are eligible to receive a one-time additional issuance of Company common stock.

(1)
With respect to ramping hospitals, 24 months after the opening date (the “Determination Date”) of the applicable ramping hospital, such owner is eligible to receive such owner’s pro rata share of a number of shares of Company Common Stock equal to (i) the trailing twelve months earnings before interest, taxes, depreciation and amortization on the respective Determination Date, multiplied by (ii) ten, (iii) minus the initial equity value received at the closing of the Merger, and (iv) minus such owner’s pro rata share of the aggregate debt of the applicable ramping hospital outstanding as of the closing of the Merger. The number of additional shares to be issued will be determined based on the greater of (a) the price of the Company’s common stock at the time of determination or (b) $2.80.

(2)
With respect to under construction hospitals, contributing owners of under construction hospitals will be eligible to receive, on the Determination Date, such owner’s pro rata share of a number of shares of Company common stock equal to (a)(i) the trailing twelve months earnings before interest, taxes, depreciation and amortization as of the Determination Date multiplied by (ii) ten, minus (iii) the aggregate amount of such owner’s capital contribution to the under construction hospital, minus (iv) such owner’s pro rata share of the aggregate debt of the applicable under construction hospital outstanding as of the closing of the Merger, divided by (b) the greater of (i) the price of the Company common stock at the time of determination or (ii) $2.80.

After completing the merger, Clinigence was renamed Nutex Health Inc.
STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2024 must be received by us no later than April 4, 2024, which is 45 calendar days prior to the one-year anniversary of the date on which our proxy statement was released to stockholders in connection with this year’s Annual Meeting, in order to be included in our proxy statement and form of proxy relating to the 2024 annual meeting of stockholders, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2023 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.
In addition, our Second Amended and Restated Bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting of stockholders other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 45 calendar days before nor more than 75 calendar days before the one-year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than March 5, 2024 and no later than April 4, 2024. However, if the date of the 2024 annual meeting of stockholders is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting of stockholders and no later than the close of business on the later of (a) 90 days prior to such annual meeting of stockholders and (b) 10 days following the day on which notice of the date of such annual meeting of stockholders was mailed or public announcement of the date of such annual meeting of stockholders was first made, whichever first occurs. Any proposals we do not receive in accordance with the above standards will not be voted on at the 2024 annual meeting of stockholders. Stockholders are advised to review our Second Amended and Restated Bylaws which also specify requirements as to the form and content of a stockholder’s notice, including the information required by Rule 14a-19 under the Exchange Act.

Any proposals, notices or information about proposed director candidates should be sent to:
Nutex Health Inc.
6030 S. Rice Ave, Suite C,
Houston, Texas 77081
Attention: Corporate Secretary
STOCKHOLDERS SHARING THE SAME ADDRESS
The rules promulgated by the SEC permit companies, banks, brokerage firms or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their bank, brokerage firm or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your bank, brokerage firm or other intermediary from whom you received such mailing. We will promptly deliver a separate copy of the proxy statement and/or annual report to you if you contact us at the following address or telephone number: Nutex Health Inc., 6030 S. Rice Ave, Suite C, Houston, TX 77081, Attention: Corporate Secretary, (713) 660-0557. We will promptly send additional copies of the proxy statement or annual report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their bank, brokerage firm or other intermediary or by contacting us at the address or telephone number above.
OTHER MATTERS
We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

Appendix A
NUTEX HEALTH INC.
FORM OF AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN
ARTICLE I.
PURPOSE
The purpose of this Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan (the “Plan”) is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2   Appointment of Committees.   To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Affiliates. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such committee or Committee and/or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1   Number of Shares.   Subject to adjustment under Article VIII and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2   Share Recycling.   If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (a) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (b) Shares purchased on the open market with the cash proceeds from the exercise of Options.
4.3   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, and subject to adjustment under Section 8.1, no more than 20,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.
4.5   Non-Employee Director Compensation.   Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time. The sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director with respect to any fiscal year of the Company may not exceed $750,000 (the “Director Limit”).
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.3   Duration.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Affiliates, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.
5.4   Exercise.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5   Payment upon Exercise.   Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)   cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)   if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii)   the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(f)   to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6   Additional Terms of Incentive Stock Options.   The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS; DIVIDEND EQUIVALENTS
6.1   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.
6.2   Restricted Stock.
(a)   Dividends.   Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to a Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(b)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
(c)   83(b) Election.   No Participant may make an election under Section 83(b) of the Code with respect to any Award of Restricted Stock under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under

Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
6.3   Restricted Stock Units.
(a)   Settlement.   The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
6.4   Dividend Equivalents.   A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to a Participant to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS
7.1   Other Stock or Cash Based Awards.   Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.
ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS
8.1   Equity Restructuring.   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2   Corporate Transactions.   In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, further, that Awards held by members of the Board will be settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);
(b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)   To replace such Award with other rights or property selected by the Administrator; and/or
(f)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3   Effect of Non-Assumption in a Change in Control.   Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control,

8.4   Administrative Stand Still.   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
8.5   General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain Designated Beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2   Documentation.   Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4   Termination of Status.   The Administrator will determine how the disability, death, retirement, an authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5   Withholding.   Each Participant must pay the Company or an Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company or any Affiliate may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company or an Affiliate after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company or an Affiliate (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America). If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6   Amendment of Award; Prohibition on Repricing.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding anything to the contrary contained herein, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.
9.7   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9   Cash Settlement.   Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
9.10   Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5 above: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE X.
MISCELLANEOUS
10.1   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Affiliates. The Company and its Affiliates expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3   Effective Date and Term of Plan.   Unless earlier terminated by the Board, the Plan will become effective on the date the Board adopts the Plan (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary contained herein, if the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.
10.4   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6   Section 409A.
(a)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i), be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
10.7   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Affiliate will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other

Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Affiliate) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13   Claw-back Provisions.   All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such claw-back policy or the Award Agreement.
10.14   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.
10.17   Grant of Awards to Certain Eligible Service Providers.   The Company may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Common Stock or other securities of the Company may be issued and by which such Common Stock or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Common Stock or other securities by the eligible Service Provider.
ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2   “Affiliate” shall mean any person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company, including any Subsidiary and any Affiliate that is a domestic eligible entity that is disregarded, under Treasury Regulation Section 301-7701-3, as an entity separate from either the Company or any Subsidiary. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract or otherwise.
11.3   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.4   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Stock or Cash Based Awards.
11.5   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.6   “Board” means the Board of Directors of the Company.
11.7   “Change in Control” means and includes each of the following:
(a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Affiliates, an employee benefit plan maintained by the Company or any of its Affiliates or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)   after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.8   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.9   “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.10   “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.
11.11   “Company” means Nutex Health Inc., a Delaware corporation.
11.12   “Consultant” means any consultant, advisor or other person or entity that is not an Employee, in each case, that can be granted an Award that is eligible to be registered on a Form S-8 Registration Statement.
11.13   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the

Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.14   “Director” means a Board member.
11.15   “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.16   “Employee” means any employee of the Company or its Affiliates.
11.17   “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.19   “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
11.20   “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.21   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.22   “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
11.23   “Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.
11.24   “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.
11.25   “Overall Share Limit” means the sum of (a) 10,000,000 Shares, and (b) an annual increase on the first day of each calendar year beginning on and including January 1, 2024 and ending on and including January 1, 2033 equal to the lesser of (i) 1% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.
11.26   “Participant” means a Service Provider who has been granted an Award.
11.27   “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company or an Affiliate, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
11.28   “Plan” means this Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan.
11.29   “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.30   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.31   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.32   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.33   “Securities Act” means the Securities Act of 1933, as amended.
11.34   “Service Provider” means an Employee, Consultant or Director.
11.35   “Shares” means shares of Class A Common Stock.
11.36   “Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.37   “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.38   “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
11.39   “Termination of Service” means the date the Participant ceases to be a Service Provider.

Appendix B
NUTEX HEALTH INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
1.   Purpose and History.   The purpose of the Nutex Health Inc. 2023 Employee Stock Purchase Plan (the “Plan”) is to advance the interests of Nutex Health Inc., a Delaware corporation (the “Company”), and its shareholders by providing Eligible Employees (as defined below) of the Company and its Designated Subsidiaries (as defined below) with an opportunity to acquire an ownership interest in the Company by purchasing Common Stock (as defined below) through payroll deductions. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.
2.   Definitions.
(a)   “Administrator” has the meaning set forth in Section 3(a).
(b)   “Board” means the Board of Directors of the Company.
(c)   “Code” has the meaning set forth in Section 1. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority
(d)   “Common Stock” means the common stock of the Company, par value $.001 per share, or the kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 12(b).
(e)   “Committee” means the Compensation Committee of the Board (or any successor committee).
(f)   “Company” has the meaning set forth in Section 1.
(g)   “Compensation” means, except as otherwise determined by the Administrator on a uniform basis for all Participants and prior to the Offering Period to which such determination applies, the regular base salary or wages paid to an Eligible Employee by reason of his or her employment with the Company or a Designated Subsidiary (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in Section 401(k) of the Code or Section 125 of the Code) during an Offering Period, provided it shall not include (i) any reimbursements of expenses, (ii) any housing, relocation, automobile, travel or other similar cash allowances, (iii) salary continuation payments during a period of short-term disability or long-term disability, (iv) retention bonuses, (v) any sign-on bonus, or (vi) any non-cash compensation. For the avoidance of doubt, (x) overtime payments and shift premiums, (y) sales commission payments, and (z) vacation or other approved leave paid to a Participant by the Company or a Designated Subsidiary will be considered Compensation under the Plan.
(h)   “Designated Subsidiary” means a Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan.
(i)   “Eligible Employee” means, with respect to any Offering Period, an individual who an employee of the Company or a Designated Subsidiary, except that an employee whose customary employment is 20 hours or less per week is not an Eligible Employee. In accordance with Treas. Reg. §1.421-1(h)(2), an employee will be considered to be employed during military or sick leave or any other bona fide leave of absence that does not exceed three months and during any period longer than three months if his or her right to reemployment is guaranteed by statute or contract.
(j)   “End Date” means the last business day of each Purchase Period.
(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)   “Fair Market Value” means, as of any specified date, if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common

Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by NASDAQ, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by NASDAQ, or (iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate, in accordance with Section 409A of the Code.
(m)   “Offering Period” means an offering to Participants to purchase Common Stock under the Plan established pursuant to Section 4.
(n)   “Option Date” means the first business day of each Purchase Period during an Offering Period.
(o)   “Option Price” means an amount equal to 85% of the Fair Market Value of one share of Common Stock on the Offering Date or the End Date of the applicable Purchase Period, whichever is lower.
(p)   “Participant” means an Eligible Employee who elects to participate in one or more Offering Periods under the Plan pursuant to Section 5.
(q)   “Participation Form” has the meaning set forth in Section 5(a).
(r)   “Plan” has the meaning set forth in Section 1.
(s)   “Purchase Period” means a period set by the Committee, which shall occur during an Offering Period. Unless changed by the Committee, there shall be two Purchase periods during each Offering Period and each such Purchase Period shall begin on the first day of a calendar quarter and end on the last day of such calendar quarter.
(t)   “Securities Act” means the Securities Act of 1933, as amended.
(u)   “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations, beginning with the Company, if, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty (50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(v)   “Withdrawal Notice” has the meaning set forth in Section 10(a).
3.   Plan Administration.
(a)   Administration.   The Plan shall be administered by the Committee, or, in the absence of the Committee, the Board itself (such administrator, the “Administrator”). Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
(b)   Powers and Duties of the Administrator.   Subject to the express provisions of the Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including without limitation:
(i)   to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined in the Plan;
(ii)   to determine which persons are eligible to participate in the Plan;
(iii)   to interpret and construe the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is appropriate to do so;

(iv)   to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan;
(v)   to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;
(vi)   to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;
(vii)   where applicable, determine when an action taken under the Plan becomes administratively practicable;
(viii)   to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan; and
(ix)   to do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.
(c)   Determinations by the Administrator.   All decisions, determinations and interpretations by the Administrator regarding the Plan and any rules and regulations under the Plan shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting in their capacity as Administrator under the Plan shall be fully protected in relying in good faith upon the advice of counsel.
(d)   No Liability of Committee or Board Members.   No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim) arising out of any act or failure to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws, as a matter of law, any contract with the Company, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(e)   Limitations.   Notwithstanding the provisions of Section 3(a), in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.
4.   Offering Periods.
(a)   Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until the earlier of (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased and (ii) the termination of the Plan.
(b)   Unless otherwise determined by the Administrator before the beginning of the applicable Offering Period, Offering Periods shall be of a duration of six (6) months; provided that in no event shall an Offering Period exceed twelve (12) months in duration.

(c)   Unless otherwise determined by the Administrator before the beginning of the applicable Offering Period, there shall be two Purchase Periods during each Offering Period, each with a duration of three (3) months.
5.   Participation in Offering Periods.
(a)   An Eligible Employee may elect to participate in an Offering Period under the Plan by completing a form authorizing payroll deductions, in the form provided by the Company or caused to be provided by the Company (such as through a third-party service provider designated by the Administrator) (the “Participation Form”), and filing such Participation Form with the Company during the enrollment period established by the Administrator prior to the beginning of the Offering Period and in accordance with the instructions in such Participation Form. The Participation Form will become effective on the first Option Date to occur after such form is properly filed with the Company.
(b)   Subject to the provisions of Section 6, payroll deductions for a Participant shall begin with the first payroll date after a Purchase Period begins as of which the Participant’s Participation Form has become effective and shall continue until the Plan is terminated, subject to the Participant’s withdrawal or termination of employment as provided in Section 10.
6.   Payroll Deductions.
(a)   By completing and filing a Participation Form in accordance with the instructions in such Participation Form, an Eligible Employee shall elect to have payroll deductions withheld from his or her Compensation on each payroll date during the time he or she is a Participant in the Plan in amounts equal to or greater than one percent (1%) of the Compensation (or components thereof, as may be permitted by the Administrator) which the Participant receives on each such payroll date during the Offering Period, subject to the provisions set forth in Section 7. Such payroll deductions shall be in whole percentages only.
(b)   All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The funds represented by such account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such funds. A Participant may not make any separate cash payment or contribution to such account.
(c)   Subject to Section 10 and Section 13, a Participant may decrease, but not increase, the amount of payroll deductions during an Offering Period by completing an amended Participation Form and filing it with the Company within the time period specified by the Administrator and in accordance with the instructions in such Participation Form, with any such decrease to become effective during the Purchase Period in which received and as soon as administratively practicable following the Administrator’s receipt of such amended Participation Form; provided that a Participant may only decrease the amount of payroll deductions during an Offering Period a maximum of one time. Subject to Section 10 and Section 13, a Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offering Periods by completing an amended Participation Form and filing it with the Company within the time period specified by the Administrator and in accordance with the instructions in such Participation Form.
(d)   To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in Section 7(a)(ii) below, a Participant’s payroll deductions may be decreased to 0% during any Purchase Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such Purchase Period and any other Purchase Periods ending within the same calendar year is no greater than twenty-five thousand dollars ($25,000).
(e)   A Participant may discontinue his or her participation in the Plan at any time as provided in Section 10.
7.   Grant and Exercise of Option.
(a)   On each Option Date, a Participant shall be granted, by operation of the Plan, an option to purchase a number of shares of Common Stock at the Option Price, determined in accordance with

Section 7(b), subject to the limitations set forth in Section 7(c). Notwithstanding any other provision of the Plan, no Participant shall be granted an option under the Plan for any Purchase Period if:
(i)   immediately after the grant, the Participant (or any other person whose stock ownership would be attributed to such Participant pursuant to Section 424(d) of the Code) would own shares of stock (including any shares of stock that the Participant may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or
(ii)   the Participant’s rights to purchase shares of Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.
(b)   Unless a Participant withdraws from the Plan pursuant to Section 10 or incurs a termination of employment, the Participant’s option for a Purchase Period shall be automatically exercised on the End Date of such Purchase Period to purchase such whole number of shares of Common Stock determined by dividing the accumulated payroll deductions in the Participant’s account on such End Date by the Option Price, subject to the limitations set forth in Section 7(c). No fractional shares will be purchased and any accumulated payroll deductions not used to purchase shares shall be refunded to the Participant; provided, however, that the Administrator may determine in its discretion that an amount representing a fractional share that was not used to purchase shares during a Purchase Period may be carried over to a subsequent Purchase Period.
(c)   Notwithstanding anything in the Plan to the contrary, the number of shares of Common Stock that a Participant may purchase during a Purchase Period may not exceed the maximum number of shares that may be purchased without exceeding the limitation described in Section 7(a)(ii). If the aggregate funds available for purchase of Common Stock on any End Date would cause an issuance of shares in excess of the number provided for in Section 12(a), then (i) the Administrator shall proportionately reduce the number of shares which would otherwise be purchased by each Participant in order to eliminate such excess, and (ii) the Plan shall automatically terminate immediately after such End Date.
8.   Delivery of Shares.   As soon as administratively practicable after the End Date of each Purchase Period, the Company will deposit, or cause to be deposited, the shares of Common Stock purchased by each Participant upon exercise of the Participant’s option for such Purchase Period in an account established for the Participant at a brokerage firm or other financial services firm selected by the Administrator, to be held in book entry form.
9.   No Shareholder Rights.   No Participant (or other person claiming through such Participant) shall, by reason of the Plan or any rights granted pursuant thereto, or by the fact that there are payroll deductions credited to a Participant’s account sufficient to purchase shares of Common Stock, have any rights of a shareholder of the Company (including without limitation any right to receive dividends or other distributions paid with respect to shares of Common Stock) until shares of Common Stock have been delivered to such Participant in the manner provided in Section 8.
10.   Withdrawal; Termination of Employment.
(a)   A Participant may terminate his or her participation in the Plan at any time by giving written notice to the Company (“Withdrawal Notice”) within the time period specified by the Administrator. The Withdrawal Notice shall state that the Participant wishes to terminate his or her participation in the Plan, specify the applicable End Date and request the cessation of further payroll deductions under the Plan. As soon as administratively practicable, payroll deductions will cease for the Participant’s purchase of shares of Common Stock for such Purchase Period and for any subsequent Purchase Period during the Offering Period and any accumulated payroll deductions shall be refunded to the Participant (without interest) as soon as administratively practicable following the Administrator’s receipt of the Withdrawal Notice. A Participant’s withdrawal from the Plan pursuant to this Section shall not have any effect upon his or her eligibility to participate in a subsequent Offering Period by completing and filing a new Participation Form pursuant to Section 5, or in any similar plan that may hereafter be adopted by the Company.
(b)   If a Participant ceases to be employed by the Company or by a Designated Subsidiary for any reason, all payroll deductions and all rights to purchase shares of Common Stock granted to the Participant with respect to the Purchase Period then in effect shall immediately cease, unless otherwise determined by the Administrator in its sole discretion in compliance with Treas. Reg. §1.423-2(f). The amount of payroll deductions accumulated in such Participant’s account shall be refunded to the Participant as soon as administratively practicable (or in the case of the Participant’s death, to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed, to such other person as the Administrator may designate). For purposes of the Plan, the date of the Participant’s termination of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments or any other post-termination payments or benefits. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or an absence or leave described in Section 2(i), shall not be deemed a termination of employment under this Section. A Participant who is on military leave, sick leave or other bona fide leave of absence that lasts longer than three months without a right to return to active employment will be treated for purposes of this Section as if such Participant ceased to be employed by the Company or a Designated Subsidiary as of the date immediately following the end of such three-month period.
11.   Interest.   No interest shall accrue on a Participant’s payroll deductions under the Plan.
12.   Common Stock Subject to the Plan.
(a)   Subject to Section 12(b), the maximum number of shares of Common Stock reserved for issuance under the Plan is equal to five million (5,000,000) shares. The shares of Common Stock issued under the Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. If, on any End Date, the total number of shares of Common Stock that are subject to options granted for the applicable Offering Period exceeds the number of shares then available for issuance under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in a uniform and equitable manner, as determined by the Administrator. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each affected Participant and shall refund any excess funds accumulated in each Participant’s account as soon as administratively practicable after the End Date of such Offering Period.
(b)   The number of shares available for issuance under the Plan, the maximum number of shares each Participant may purchase per Purchase Period, as well as the Option Price and the number of shares of Common Stock covered by each option granted under the Plan which has not yet been exercised shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other similar event or transaction that affects the number or kind of shares of Common Stock outstanding. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. The Administrator shall have the authority to adjust not only the number of securities, but also the class and kind of securities subject to the Plan and to make appropriate adjustments in the price of such securities if other than shares of Common Stock of the Company, so long as any such action complies with applicable law.
13.   Corporate Transactions.
(a)   In the event of the proposed liquidation or dissolution of the Company, the Administrator shall, in its discretion, provide for one of the following courses of action: (i) the Purchase Offering Period (and each corresponding Purchase Period) then in effect shall end as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (ii) the

Offering Period (and the then applicable Purchase Period) then in effect shall be terminated as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Purchase Period shall be refunded to the applicable Participant as soon as administratively practicable.
(b)   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company (except for (x) a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the Administrator shall, in its discretion, provide for one of the following courses of action: (i) each outstanding option granted under the Plan shall be assumed or an equivalent option shall be substituted by the successor entity (or a parent or subsidiary thereof), (ii) the Offering Period (and each corresponding Purchase Period) then in effect shall end as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (iii) the Offering Period (and each corresponding Purchase Period) then in effect shall be terminated as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Purchase Period shall be refunded to the applicable Participant as soon as administratively practicable.
14.   Transferability.   Neither payroll deductions credited to a Participant’s account nor any rights relating to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution in accordance with Section 10(b)) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 10(a). During the Participant’s lifetime, a Participant’s option to purchase shares of Common Stock under the Plan is exercisable only by the Participant.
15.   Restrictions on Issuance and Transfer of Shares.
(a)   The issuance of shares of Common Stock under the Plan shall be subject to compliance with all applicable requirements of federal, state or foreign securities laws. An option granted for a Purchase Period may not be exercised if the issuance of shares of Common Stock upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other laws or regulations. In addition, no option granted for a Purchase Period may be exercised unless (i) a registration statement under the Securities Act shall, at the time of exercise, be in effect with respect to the Common Stock issuable upon exercise of the option, or (ii) in the opinion of the legal counsel of the Company, the Common Stock issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of an option granted for a Purchase Period, the Administrator may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law, and to make any representation or warranty with respect thereto as may be requested by the Administrator. If at or before the time of the exercise of an option granted for a Purchase Period, the Administrator determines that the issuance of shares of Common Stock pursuant to such exercise would not comply with applicable federal, state or foreign securities laws, all payroll deductions accumulated for such Purchase Period shall be refunded to the Participant as soon as administratively practicable.
(b)   Notwithstanding any other provision of the Plan to the contrary, to the extent that any Participant is subject to the provisions of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, such Participant’s participation in the Plan shall be subject to, and such Participant shall be required to comply with, any and all additional restrictions and/or requirements imposed by the Administrator, in its sole discretion, in order to ensure that the exemption made available pursuant to Rule 16b-3 promulgated pursuant to the Exchange Act is available with respect to all transactions pursuant to the Plan effected by or on behalf of any such Participant.

(c)   The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
16.   Amendment or Termination.   The Plan may be amended or terminated at any time and for any reason by the Committee or the Board; provided that, no amendment of the Plan may, without the consent of each Participant holding an outstanding option under the Plan, materially and adversely affect such Participant’s rights under the Plan; provided, further that, upon termination of the Plan by the Board, any accumulated payroll deductions shall be refunded to Participants as soon as administratively practicable thereafter. Notwithstanding the foregoing, no amendment adopted by the Committee or the Board shall be effective without the approval of the shareholders of the Company if shareholder approval of the amendment is then required under Section 423 of the Code, or to comply with Rule 16b-3 under the Exchange Act, or any other applicable law or regulation.
17.   Notices.   Except as otherwise provided herein, any notice or other communication given pursuant to the Plan shall be in writing and shall be personally delivered or mailed by United States registered, certified or overnight mail, postage prepaid, return receipt requested, to the Company at its principal place of business or to the Participant at the address on the payroll records of the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Additionally, if such notice or communication is by the Company to the Participant, the Company may provide such notice electronically (including via email). Any such notice shall be deemed to have been given on the date of postmark, in the case of notice by mail, or on the date of delivery, if delivered in person or electronically.
18.   Miscellaneous.
(a)   Effective Date.   The Plan is effective as of the date it is approved by the Company’s shareholders. To the extent an Offering Period and Purchase Period begins prior to the date the Plan is approved by the Company’s shareholders, no portion of the options issued for the Purchase Period may be exercised unless the Plan has been approved prior to the End Date for such Purchase Period.
(b)   Governing Law.   The Plan shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to any rule or principle of conflicts of laws that otherwise would result in the application of the substantive laws of another jurisdiction) and applicable federal law.
(c)   Withholding.   To the extent required by applicable federal, state, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any option granted under the Plan, or the issuance or sale of any shares of Common Stock. The Company shall not be required to recognize any Participant rights under an option granted under the Plan, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the shares of Common Stock that otherwise would be issued to a Participant upon exercise of an option granted under the Plan or by the Participant tendering to the Company cash or, if allowed by the Administrator, shares of Common Stock.
(d)   Rules of Construction.   Whenever used in the Plan, unless the context clearly indicates to the contrary, (i) any references to paragraphs, subparagraphs, sections or subsections are to those parts of the Plan, (ii) the plural includes the singular and the singular includes the plural; (iii) “includes” and “including” are each “without limitation”; (iv) “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Plan and not to any particular paragraph, subparagraph, section or subsection; (v) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require; (vi) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (vii) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.
(e)   Headings and Captions.   The headings to sections, subsections, and paragraphs of the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
(f)   No Right to Employment.   The Plan does not constitute a contract of employment, and participation in the Plan does not give any Eligible Employee or Participant the right to be retained in the employ of the Company, a Designated Subsidiary or any other subsidiary of the Company, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
(g)   Severability.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.
(h)   Unfunded Status of Plan.   The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, any Designated Subsidiary, or the Administrator and a Participant or any other person.

Appendix C
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NUTEX HEALTH INC.
FIRST:   The name of the corporation is Nutex Health Inc. (hereinafter called the “Corporation”).
SECOND:   The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.
THIRD:   The nature of the Business and of the purposes to be conducted or promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is 950,000,000 shares of Common Stock, $.001 par value per share.
At the effective time every [*] (the “Reverse Split Factor”) outstanding shares of Common Stock shall without further action by the corporation or the holder thereof be combined into and automatically become one share of Common Stock (the “Reverse Stock Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split.
*   The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between 1-for-2 and 1-for-15.
FIFTH:   The Corporation is to have perpetual existence.
SIXTH:   In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.
SEVENTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
EIGHTH:   No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such elimination or limitation of liability is not permitted under the Delaware General Corporation Law as presently in effect or as the same may hereafter be amended. No amendment or repeal of this provision shall apply to or have any effect on the liability of any director or officer of the Corporation for any acts or omissions of such director or officer occurring prior to such amendment or repeal.

C-1

NUTEX HEALTH INC.c/o Transfer Online, Inc.512 SE Salmon St. Portland, OR 97214 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/28/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/28/2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of DirectorsNominees 000 01 Thomas T. Vo02 Warren Hosseinion03 Danniel Stites04 John Waters05 Cheryl Grenas 06 Michael L. Reed07 Mitchell CreemThe Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.ForAgainst Abstain The Board of Directors recommends you vote FOR proposals 7, 8 and 9.ForAgainst Abstain 2To approve the 2023 Equity Incentive Plan.3To approve a Charter amendment to increase the number of authorized shares of common stock from 900,000,000 to 950,000,000.4To approve a Charter amendment to limit the liability of our officers under Delaware law.5To vote in an advisory capacity concerning the Company's executive compensation.The Board of Directors recommends you vote 3 YEARS on the following 000000000000 7To approve a Charter amendment to effect a reverse stock split of outstanding shares of common stock at a split ratio of between 1-for-2 and 1-for-15 in the Board's sole discretion within one year of this Annual Meeting.8To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023.9To approve the 2023 Employee Stock Purchase Plan.NOTE: Such other business as may properly come before the meeting or any proposal:3 years 2 years 1 yearadjournment thereof. 6 To recommend, by non-binding vote, the frequency of executive compensation votes. 000 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.comNUTEX HEALTH INC.Annual Meeting of Shareholders June 29, 2023 9:00 AM EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Tom Vo and Jon Bates, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NUTEX HEALTH INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 9:00 AM, EDT on 6/29/2023, via internet, www.virtualshareholdermeeting.com/NUTX2023 and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side